SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement	[ ]	Confidential, for Use of the Commission
[X]	Definitive Proxy Statement		Only (as permitted by Rule 14a.6)
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

TRIPLE-S MANAGEMENT CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

     [   ] Fee paid previously with preliminary materials:

     [   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date File:

2

SIXTH

ANNUAL MEETING OF SHAREHOLDERS

SUNDAY, APRIL 25, 2004

March 26, 2004

INVITATION TO THE

ANNUAL MEETING OF SHAREHOLDERS

Dear Shareholders:

The Board of Directors invites you to the Annual Meeting of Shareholders of Triple-S Management Corporation (“Triple-S Management”), which will be held on Sunday, April 25, 2004 at 9:00 am in the Ponce de León Rooms A, B, and C of the Condado Plaza Hotel, at 999 Ashford Avenue, San Juan, Puerto Rico.

It is very important that you attend and personally exercise your right to vote at the Annual Meeting. However, if you cannot attend, we urge you to sign, date, and return the Proxy Form solicited by the Board of Directors of Triple-S Management. You may send the Proxy Form to the attention of Dr. Jesús R. Sánchez-Colón, Secretary of the Board of Directors, at the following faxes or addresses:

Fax:
(787) 749-4191 or (787) 706-4023

In Person or By Messenger:
Office of the Secretary of the Board of Directors
Triple-S Management Corporation Principal Office Building
1441 FD Roosevelt Avenue, Sixth Floor
San Juan, Puerto Rico 00920

By Mail:
Office of the Secretary of the Board of Directors
Triple-S Management Corporation
PO Box 363628
San Juan, Puerto Rico 00936-3628

The Shareholders may personally register their Proxies at the Office of the Secretary of the Board of Directors of Triple-S Management, before the day set for the Annual Meeting and during Triple-S Management’s office hours, Monday through Friday from eight o’clock in the morning (8:00 am) to four thirty in the afternoon (4:30 pm), except Saturdays, Sunday, and holidays.

The Shareholders shall also have the opportunity to personally register their Proxies in the Panamá Room at the Condado Plaza Hotel, San Juan, Puerto Rico, on Saturday, April 24, 2004, from one o’clock (1:00 pm) until five o’clock in the afternoon (5:00 pm).

Those Shareholders that do not register their Proxies before the day the Annual Meeting takes place will be able to register them on Sunday, April 25, 2004, from seven thirty in the morning (7:30 am) until the Proxy Registry is ordered to be closed.

In order to accelerate the process of computerized registration, we enclose the Proxy of the Board of Directors, printed with the name and the amount of corresponding shares registered for each Shareholder. We are sure that this will contribute to the success of the Proxy Registry.

The Board of Directors counts with your participation. Your vote is important!

Sincerely,

/s/ Fernando J. Ysern-Borrás, MD Fernando J. Ysern-Borrás, MD
Chairman of the Board of Directors

NOTICE FOR THE

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SUNDAY, APRIL 25, 2004

To the Shareholders of Triple-S Management:

Pursuant to Articles 5-1 and 5-3 of the By-laws of Triple-S Management, the Board of Directors convenes the Annual Meeting of Shareholders to be held on Sunday, April 25, 2004 at 9:00 am in the Ponce de León Rooms A, B, and C of the Condado Plaza Hotel, at 999 Ashford Avenue, San Juan, Puerto Rico.

The Annual Meeting will take place in order to consider and vote on the following matters:

Matters to be Acted Upon

•	Election of eight (8) nominees to serve as members of the Board of Directors for a term of three (3) years.

Board of Directors’ Proposals

•	Resolution Number 1

Currently, a Shareholder of Triple-S Management may only transfer his/her shares to his/her descendants who are physicians or dentists, provided these descendants comply with the twenty-one (21) share limit requirement.

Resolution Number 1 is presented by the Board of Directors of Triple-S Management to amend Article Eighth of the Articles of Incorporation and Article 4-2 of the By-laws of Triple-S Management to allow a Shareholder to transfer, without consideration, all or part of his/her shares to any other physician or dentist, regardless of the person being a descendant of the Shareholder, and subsequently register said shares in the books of Triple-S Management, provided said physician or dentist complies with the twenty-one (21) share limit requirement.

•	Resolution Number 2

Resolution Number 2 is presented by the Board of Directors of Triple-S Management to amend Articles 8-1, 8-5, and 8-11 of the By-laws of Triple-S Management to change the time when the Board of Directors shall meet and to modify certain duties of the Chairperson of the Board of Directors, substitute the Executive Committee of the Board of Directors for a Corporate Governance Committee, assign duties and members to the Corporate Governance Committee, and establish and modify the duties of the other Committees of the Board of Directors.

Shareholders’ Proposals

•	Resolution Number 3

Resolution Number 3 is presented by Leslie H. López-Vélez, DDS, shareholder of Triple-S Management, to amend Articles Sixth and Thirteenth, Section “A” of the Articles of Incorporation, and Articles 4-1 and 9-1 of the By-laws of Triple-S Management to reduce the required shares needed in order to approve certain amendments to Article Sixth of the Articles of Incorporation and Article 4-1 of the By-laws from three-fourths (3/4) of the shares issued and outstanding to two-thirds (2/3) of the shares issued and outstanding.

•	Resolution Number 4

Resolution Number 4 is presented by Guillermo J. Fernández-Marti, MD, shareholder of Triple-S Management, to recommend to the Board of Directors of Triple-S Management to take the necessary steps for Triple-C, Inc. to obtain the National Committee of Quality Assurance’s (NCQA) accreditation within a time frame of no more than six (6) months in compliance with the petition of the Shareholders made at the Annual Meeting of Shareholders held on April 29, 2001.

Other Matters

The Board of Directors is not aware of any business that may properly come before the Annual Meeting, other than the proposals indicated in the Proxy Statement.

However, if any new matter requiring the vote of the Shareholders is properly presented before the Annual Meeting of Shareholders, the Proxies may be voted with respect thereto in accordance with the best judgment of the proxy holders.

The Board of Directors has set March 15, 2004 as the date to determine which Shareholders have the right to be convened and vote at the Annual Meeting on April 25, 2004.

The Proposals are described in the accompanying Proxy Statement. We encourage you to read them before voting. The Board of Directors has carefully considered each of the Proposals and recommends that you vote In Favor of the Election of Directors and Resolutions Number 1, 2, and 3, and Against Resolution 4.

San Juan, Puerto Rico	By Order of the Board of Directors
March 26, 2004

/s/ Fernando J. Ysern-Borrás, MD	/s/ Jesús R. Sánchez-Colón, DMD

Fernando J. Ysern-Borrás, MD	Jesús R. Sánchez-Colón, DMD
Chairman of the Board of Directors	Secretary of the Board of Directors

We cordially invite you to attend the Annual Meeting.
It is important that your shares be present or represented, regardless of the amount of shares that you own. Even if you plan to attend the Annual Meeting, we urge you to promptly complete, sign, date, and return the enclosed Proxy Form.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SUNDAY, APRIL 25, 2004

To the Shareholders of Triple-S Management:

This Proxy Statement is furnished to the Shareholders of Triple-S Management Corporation (“Triple-S Management”) in connection with the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Sunday, April 25, 2004 at 9:00 am in the Ponce de León Rooms A, B, and C of the Condado Plaza Hotel, at 999 Ashford Avenue, San Juan, Puerto Rico, or any postponement, recess, suspension, or adjournment of said Annual Meeting.

The Board of Directors of Triple-S Management solicits that you grant your Proxy to the Board of Directors. Therefore, we urge you to sign, date, and return the enclosed Proxy Form. The Shareholders may send the Proxy Form to the following faxes or addresses:

FAX:
(787) 749-4191 or (787) 706-4023

IN PERSON OR BY MESSENGER:
Office of the Secretary of the Board of Directors
Triple-S Management Corporation Principal Office Building
1441 FD Roosevelt Avenue, Sixth Floor
San Juan, Puerto Rico 00920

BY MAIL:
Office of the Secretary of the Board of Directors
Triple-S Management Corporation
PO Box 363628
San Juan, Puerto Rico 00936-3628

ATTENTION:
Jesús R. Sánchez-Colón, DMD
Secretary of the Board of Directors

The members of the Board of Directors, designated as proxy holders in the Proxy Form, any one of them or their substitutes, will have the power and authority to vote the shares of the Shareholder that grants the Proxy to the Board of Directors. The Board of Directors will have the right to act and vote as if the Shareholder would be present at the Annual Meeting, or any postponement, recess, suspension, or adjournment of said Annual Meeting.

The Proxy Form will not be valid unless it is signed by the Shareholder and Triple-S Management receives it on time, before the Annual Meeting. The Proxy solicited hereby may only be exercised at the Annual Meeting of Shareholders on April 25, 2004, and in any postponement, recess, suspension, or adjournment of said Annual Meeting.

The Board of Directors pledges to vote the shares represented in every Proxy granted to the Board of Directors by any Shareholder. The vote will be exercised pursuant to the instructions received from the Shareholder granting the Proxy if the Shareholder indicates in said Proxy whether he/she chooses to approve, disapprove, or abstain from the matters that will be under consideration at the Annual Meeting. If the Shareholder does not indicate whether he/she chooses to approve, disapprove, or abstain from the matters that will be under consideration at the Annual Meeting, the Board of Directors will vote In Favor of the Election of Directors and Resolutions 1, 2, and 3, and Against Resolution 4.

The Board of Directors is not aware of any other business that may properly come before the Annual Meeting, other than the matters indicated in this Proxy Statement. However, if any new matter requiring the vote of the Shareholders is properly presented before the Annual Meeting of Shareholders, the Board of Directors intends that Proxies solicited hereby will be voted with respect thereto in accordance with the best judgment of the proxy holders.

The Board of Directors urges Shareholders to complete the Proxy Form attached hereto. However, the Puerto Rico General Corporations Law of 1995, as amended, affords every Shareholder of a corporation the right to be represented at a shareholders’ meeting by completing any document (proxy), if and when said document complies with the requirements set forth in said law.

If a Shareholder signs a Proxy Form without expressly designating the name of the proxy holder and sends it to Triple-S Management, said Proxy will be considered as being granted in favor of the Board of Directors. These Proxies will be voted at the Annual Meeting as indicated in this Proxy Statement.

The Annual Meeting will take place in order to consider and vote on the matters indicated in the Notice for the Annual Meeting of Shareholders and described in this Proxy Statement.

MAILING DATE

On March 26, 2004, the Board of Directors of Triple-S Management will send this Proxy Statement, the Notice for the Annual Meeting of Shareholders, and the Proxy Form to the Shareholders entitled to vote at the Annual Meeting.

RECORD DATE

The Board of Directors has set March 15, 2004 as the date to determine which Shareholders have the right to receive the Notice of and vote at the Annual Meeting.

SOLICITATION OF PROXIES

The solicitation of Proxies will be done by the Board of Directors of Triple-S Management. The solicitation of Proxies will take place pursuant to the applicable requirements established in the Articles of Incorporation and By-laws of Triple-S Management, as well as the applicable provisions of the Puerto Rico General Corporations Law, the Securities and Exchange Act of 1934, as amended (the “1934 Act”), and the rules and regulations promulgated thereunder.

As of the mailing date of this Proxy Statement, no Director has given written notice to the Board of Directors that he/she intends to oppose any action taken or to be taken by the Board.

METHOD OF SOLICITATION

In addition to soliciting Proxies by mail, the Board of Directors of Triple-S Management may solicit Proxies in person, by phone, by fax, or by any other means of communication.

The Board of Directors may also solicit Proxies through employees or persons hired to do such work. These persons may visit the Shareholders of Triple-S Management in order to collect the Proxies and send them to the Office of the Secretary of the Board of Directors of Triple-S Management. If a Shareholder has not received the Notice for the Annual Meeting of Shareholders, the Proxy Statement or any other document, these persons will give copies of said documents to such Shareholders, will briefly explain the contents of the document, and will urge the Shareholder to vote In Favor of the Election of Directors and Resolutions 1, 2, and 3, and Against Resolution 4.

Triple-S Management will pay the cost of the solicitation of Proxies, which in its estimation may reach approximately fifty thousand dollars ($50,000).

REVOCABILITY OF PROXIES

The Shareholders have a right to revoke the Proxy at any time before it is voted. Any Shareholder may revoke his/her proxy by giving written notice to the Secretary of the Board of Directors of Triple-S Management.

The notice to revoke the Proxy may be delivered in person or by messenger at the following address: Office of the Secretary of the Board of Directors, Triple-S Management Corporation Principal Office Building, 1441 FD Roosevelt Avenue, Sixth Floor, San Juan, Puerto Rico 00920. The Shareholder may also send the notice to revoke the Proxy by fax at (787) 749-4191 or (787) 706-4023, or by mail at the Office of the Secretary of the Board of Directors, Triple-S Management Corporation, PO Box 363628, San Juan, Puerto Rico 00936-3628.

Any Shareholder of Triple-S Management who has revoked the Proxy and attends the Annual Meeting may vote in person if he/she registers to vote. In addition, if a Shareholder attends and registers to vote at the Annual Meeting, the Proxy granted to the Board of Directors will be revoked, and the Shareholder will be able to vote his/her shares in person.

A Proxy granted at a later date, will revoke a Proxy granted at an earlier date.

SOLICITATIONS INDEPENDENT FROM THE
SOLICITATION OF THE BOARD OF DIRECTORS

The Board of Directors informs the Shareholders that if they wish to conduct a proxy solicitation independent from the solicitation being conducted through this Proxy Statement and the Proxy Form, they must comply with the requirements set forth in the Articles of Incorporation and By-laws of Triple-S Management, the Puerto Rico General Corporations Law, the 1934 Act, and the rules and regulations promulgated thereunder.

ISSUED AND OUTSTANDING SHARES

The only outstanding voting securities of Triple-S Management are shares of its Common Stock, with a par value of forty dollars ($40) per share.

As of March 15, 2004, there were 8,943 shares of Common Stock issued and outstanding with the right to vote.

SHAREHOLDERS’ RIGHT TO VOTE

At the Annual Meeting, each Shareholder will have as many votes as the amount of shares that are registered under his/her name in the corporate books of Triple-S Management.

The right to vote at the Annual Meeting may be exercised in person or by Proxy. No authorization to vote will be valid unless it is issued with the Shareholder’s signature and it is received before the Proxy Registry is ordered to be closed at the Annual Meeting.

The Articles of Incorporation and By-laws of Triple-S Management expressly prohibit cumulative voting.

QUORUM

Pursuant to Article 5-5 of the By-laws of Triple-S Management, a majority of the shares issued and outstanding at the time the Annual Meeting is set to begin will constitute quorum. In terms of the percentage of issued and outstanding shares, this means that at 9:00 am fifty percent plus one (50% + 1) of the shares with the right to vote issued and outstanding must be present at the Annual Meeting to constitute quorum.

As of March 15, 2004, Triple-S Management had 8,943 shares issued and outstanding. Therefore, at 9:00 am 4,473 shares issued and outstanding that are registered to vote at the Annual Meeting will constitute quorum.

The By-laws also provide that if at the time set in the Notice for the Annual Meeting of Shareholders to begin the Annual Meeting (at 9:00 am) quorum is not present, there will be a waiting period of thirty minutes (until 9:30 am). At the end of the thirty minutes, one third (1/3) of the shares issued and outstanding that are registered to vote at the Annual Meeting will constitute quorum. Therefore, at 9:30 am 2,981 shares issued and outstanding that are registered to vote at the Annual Meeting will constitute quorum.

Article 5-5 of the By-laws provides that if quorum is not present at that time, the Annual Meeting will be convened in the next thirty (30) days. At this second Notice for the Annual Meeting, one third (1/3) of the shares issued and outstanding that are registered to vote at the Annual Meeting will constitute quorum. If quorum is not present at this meeting, the Board of Directors may convene as many meetings as necessary as long as the requirement of quorum, of one third (1/3) of the shares issued and outstanding registered to vote at the Annual Meeting, is met.

PRINCIPAL HOLDERS OF THE SHARES

As of March 15, 2004 there is no entity or entities which, by itself or as a group, as these terms are defined in Section 13(d)(3) of the 1934 Act, are beneficial owners of five percent (5%) or more of the shares of common stock of Triple-S Management.

The following table shows the total amount of shares beneficially owned by the Directors and Executive Officers of Triple-S Management and its Subsidiaries (the “Corporation”), as individuals, as well as the total number of shares owned beneficially by all of the Directors and the Executive Officers of the Corporation as a group.

Name of Directors of Triple-S Management	Shares	Percentage
Fernando J. Ysern-Borrás, MD	1	*	*
Valeriano Alicea-Cruz, MD	2	*	*
José Arturo Álvarez-Gallardo *	1	*	*
Mario S Belaval-Ferrer *	1	*	*
Arturo R. Córdova-López, MD	1	*	*
José Davison-Lampón, Esq. *	1	*	*
Porfirio E. Díaz-Torres, MD	3	*	*
Sonia Gómez de Torres, CPA *	1	*	*
Héctor Ledesma-Rodríguez *	1	*	*
Vicente J. León-Irizarry, CPA *	1	*	*
Juan José León-Soto, Esq. *	1	*	*
Fernando L. Longo-Rodríguez, MD	2	*	*
Wilfredo López-Hernández, MD	2	*	*
Manuel A. Marcial-Seoane, MD	2	*	*
Wilmer Rodríguez-Silva, MD	15	*	*
Jesús R. Sánchez-Colón, DMD	1	*	*
Adamina Soto-Martínez, CPA *	1	*	*
Manuel Suárez-Méndez, PE *	1	*	*

Name of the Executive Officers of the Corporation	Shares	Percentage
Ramón M. Ruiz-Comas, CPA ***	1	*	**
Héctor R. Ramos-Díaz, Esq.	0	0
Juan José Román-Jiménez, CPA	0	0
Socorro Rivas-Rodríguez, CPA	0	0
Earl M. Harper-Curtin	0	0
Alejandro E. Franco-Linares, MD	4	*	*
Luis A. Marini-Mir, DMD	1	*	*
Roberto O. Morales-Tirado, Esq.	0	0
Eva G. Salgado-Micheo	0	0
Carlos D. Torres-Díaz	0	0
Total shares of Triple-S Management owned by the Directors and Executive Officers of the Corporation	44	*	*

* These persons are Directors representing the community and have received one share of common stock of Triple-S Management in order to comply with the requirement established in the By-laws of Triple-S Management which provide that the Directors must be Shareholders of Triple-S Management.

** Less than 1%.

*** CPA Ramón M. Ruiz-Comas is the President and Chief Executive Officer (CEO) of Triple-S Management. Pursuant to the provisions of the Articles of Incorporation and By-laws of Triple-S Management, the President of Triple-S Management shall be a member of the Board of Directors as long as he is serving as President. Therefore, the President of Triple-S Management is a Director representing the community and received one share of common stock of Triple-S Management (less than 1%) in order to comply with the requirement established in the By-laws of Triple-S Management which provide that the Directors must be Shareholders of Triple-S Management.

MATTERS TO BE ACTED UPON

ELECTION OF DIRECTORS

Board of Directors

The Articles of Incorporation and By-laws state that the Board of Directors shall consist of nineteen persons, ten of which must be representatives of the community, as such term is defined by the Blue Cross and Blue Shield Association (“BCBSA”). The other nine Directors must be physicians or dentists.

Directors Whose Terms Will Expire in 2006

1.	Valeriano Alicea-Cruz, MD

2.	José Arturo Álvarez-Gallardo

3.	Porfirio E. Díaz-Torres, MD

4.	Vicente J. León-Irizarry, CPA

5.	Fernando L. Longo-Rodríguez, MD

6.	Jesús R. Sánchez-Colón, DMD

Directors Whose Terms Will Expire in 2005

1.	Arturo R. Córdova-López, MD

2.	Wilfredo López-Hernández, MD

3.	Manuel A. Marcial-Seoane, MD

4.	Wilmer Rodríguez-Silva, MD

5.	Adamina Soto-Martínez, CPA

Nominees for Election as Directors in 2004

At the Annual Meeting, eight Directors will be elected by ballot, each serving a term of three years until April 2007.

Of those eight Directors whose terms expire, one is a physician (Dr. Fernando J. Ysern-Borrás) and seven are representatives of the community (CPA Ramón M. Ruiz-Comas, Mr. Mario S Belaval-Ferrer, Mr. José Davison-Lampón, CPA Sonia Gómez de Torres, Mr. Héctor Ledesma-Rodríguez, Mr. Juan José León-Soto, and Mr. Manuel Suárez-Méndez).

As a requirement of the BCBSA, of which Triple-S Management and Triple-S, Inc. are members, the representatives of the community cannot be physicians or dentists, nor service providers, employees, or members of the Board of Directors of any participant or health care services provider.

The Nominations Committee of the Board of Directors of Triple-S Management met and evaluated all recommended potential candidates for the position of Directors. After their evaluation, the Committee submitted a report to the Board of Directors, who recommends the following nominees for election:

•	One nominee to be Director as a physician or dentist

1.	Fernando J. Ysern-Borrás, MD

•	Seven nominees to be Directors as representatives of the community

1.	Ramón M. Ruiz-Comas, CPA

2.	Mario S Belaval-Ferrer

3.	José Davison-Lampón, Esq.

4.	Manuel Suárez-Méndez, PE

5.	Carmen Ana Culpeper-Ramírez

6.	Manuel Figueroa-Collazo, PhD

7.	Miguel Nazario-Franco

CPA Ramón M. Ruiz-Comas is currently serving the remainder of the three-year term of the past President and CEO of Triple-S Management, Mr. Miguel A. Vázquez-Deynes. Pursuant to the provisions of the Articles of Incorporation and By-laws of Triple-S Management, the President of Triple-S Management shall be a member of the Board of Directors as long as he is serving as President.

Dr. Fernando J. Ysern-Borrás, Mr. Mario S Belaval-Ferrer, Mr. José Davison-Lampón, and, Mr. Manuel Suárez-Méndez currently serve as members of the Board of Directors. Their contribution to Triple-S Management is relevant for the continuity of the work accomplished at the Board. They have not served for more than nine years nor have they been elected more than three times. Because of the abovementioned facts, the Board of Directors nominates these Directors for reelection.

For a detailed explanation of Tenure Requirements, please refer to “Tenure of Directors” below.

Based on Triple-S Management’s strategic plan, the Board of Directors understands that adding certain areas of expertise will strengthen Triple-S Management’s capacities. The Board of Directors, taking into consideration the recommendations of the Nominations Committee and the aforementioned strategic plan, has nominated Ms. Carmen Ana Culpeper-Ramírez, Mr. Manuel Figueroa-Collazo, and Mr. Miguel Nazario-Franco, since they comply with the legal and statutory requirements as representatives of the community with financial, corporate, and entrepreneurial experience. These nominees would substitute three current Directors (CPA Sonia Gómez de Torres, Mr. Héctor Ledesma-Rodríguez, and Mr. Juan José León-Soto), who have not been nominated because they have served for three terms or have completed nine years of service.

The Board of Directors understands that all of the nominees may be elected for the abovementioned positions and may serve for a term of three years, since they comply with all the requirements for such election.

The persons named as proxy holders in the Proxy Form attached hereto, or any substitute proxy holder, must vote the Proxies pursuant to the instructions received from the Shareholder granting the Proxy. If the Shareholder does not indicate any choice of vote with regards to the Election of Directors, the Board of Directors will vote in favor of the eight nominees recommended for election in this Proxy Statement.

If for any reason, unknown at this time, any of the nominees is not available for election, the Proxy solicited hereby confers discretionary authority on the Board of Directors to vote the Proxy with respect to the election of any person as director in substitution of any nominee that is not available for election. It is intended that proxies voted in this respect will be voted in accordance with the best judgment of the Board of Directors.

Vote and Recommendation

The Directors will be elected by a majority of the affirmative votes of the issued and outstanding shares with the right to vote in the elections for Directors that are present or represented by proxy at the Annual Meeting, pursuant to Section A of Article 7-1 of the By-laws of Triple-S Management and Article 7.06(C) of the General Corporations Law of 1995, as amended.

The Board of Directors recommends that you vote In Favor of the election of each nominee to the Board of Directors.

DIRECTORS AND EXECUTIVE OFFICERS

The business and affairs of Triple-S Management are governed by its Board of Directors, which in accordance with its Articles of Incorporation and By-laws, currently, consists of nineteen Directors.

Directors are elected on a staggered basis every three years at the Shareholders Annual Meeting. The last election of Directors by Shareholders was on April 27, 2003.

The Board of Directors may appoint new Directors to fill the vacancies that occur when a Director cannot continue in the Board of Directors for any reason. The new Director will serve for the remainder of the term of the former elected Director.

Triple-S Management’s President and Chief Executive Officer (CEO) is appointed by the Board of Directors and holds the office at the Board’s discretion.

Scheduled meetings of Triple-S Management’s Board of Directors are held at least once a month. Special Board meetings are held when convened by the Chairman of the Board or by at least five Board members.

Listed below are Triple-S Management’s current Directors and Executive Officers:

Triple-S Management Corporation

Name	Age	Office
Board of Directors

Fernando J. Ysern-Borrás, MD	48	Director, Chairman of the Board
Valeriano Alicea-Cruz, MD	58	Director
José Arturo Álvarez-Gallardo	61	Director
Mario S Belaval-Ferrer	65	Director
Arturo R. Córdova-López, MD	60	Director, Assistant Secretary
José Davison-Lampón, Esq.	70	Director
Porfirio E. Díaz-Torres, MD	62	Director
Sonia Gómez de Torres, CPA	68	Director, Assistant Treasurer
Héctor Ledesma-Rodríguez	75	Director
Vicente J. León-Irizarry, CPA	65	Director, Treasurer
Juan José León-Soto, Esq.	61	Director
Fernando L. Longo-Rodríguez, MD	64	Director
Wilfredo López-Hernández, MD	60	Director
Manuel A. Marcial-Seoane, MD	49	Director
Wilmer Rodríguez-Silva, MD	50	Director, Vice-Chairman
Ramón M. Ruiz-Comas, CPA	47	Director, President and CEO
Jesús R. Sánchez-Colón, DMD	48	Director, Secretary
Adamina Soto-Martínez, CPA	56	Director
Manuel Suárez-Méndez, PE	58	Director

Executive Officers

Ramón M. Ruiz-Comas, CPA	47	President and CEO
Héctor R. Ramos-Díaz, Esq.	56	Senior Vice President for Corporate Affairs
Juan José Román-Jiménez, CPA	39	Finance Vice President and Chief Financial Officer

Triple-S Management is a holding company that conducts its business through its wholly-owned subsidiaries corporations: Triple-S, Inc., Seguros de Vida Triple-S, Inc., Seguros Triple-S, Inc., Interactive Systems, Inc., and Triple-C, Inc.

Listed below is certain biographical information of the Directors of Triple-S Management showing their past experience in the last five (5) years.

Fernando J. Ysern-Borrás, MD

•	Currently, he is the Chairman of the Board of Directors of Triple-S Management and Triple-S, Inc.

•	Since 1998 and 1999, he serves as Director of Triple-S, Inc. and Triple-S Management, respectively.

•	Doctor Ysern-Borrás also serves as Director of Seguros de Vida Triple-S, Inc., Seguros Triple-S, Inc., Interactive Systems, Inc., and Triple-C, Inc.

•	Since 1986, he has worked in the Grupo Pediátrico of Caguas, Puerto Rico.

•	He has worked in several hospitals and has been Director of the Pediatric Department in the Inter-American Hospital of Advanced Medicine.

•	He has held positions as Assistant Professor at the University of Puerto Rico, School of Medicine, the San Juan Bautista School of Medicine, and Adolescent Medicine Fellowship Director at the Caguas Regional Hospital.

•	He was President of the Health and Social Welfare Commission while he served as member of Caguas’ Municipal Assembly.

•	He is member of the Puerto Rico Medical Association and the American Academy of Pediatrics.

•	Doctor Ysern-Borrás holds an MD degree from the University of Puerto Rico, School of Medicine.

•	He has a specialty degree in Pediatrics from the University Pediatrics Hospital in Río Piedras, Puerto Rico, and a subspecialty in Adolescent Medicine.

•	He is also Board Certified in Pediatrics.

Valeriano Alicea-Cruz, MD

•	Since 2000, he serves as Director of Triple-S Management, and of Triple-S, Inc.

•	Currently, he is the Chairman of the Board of Directors of Interactive Systems, Inc.

•	He is an Ophthalmologist with a private practice since 1975 and has offices in two municipalities of Puerto Rico.

•	He was President of the Puerto Rico Medical Association.

•	He has served in the Medical Board of the Department of Transportation and Public Works, the Board of Directors of Ojos, Inc., the Puerto Rico Medical Association, the American Academy of Ophthalmology, and the Puerto Rican Society of Ophthalmology.

•	He is a member of the American Academy of Ophthalmology, the Society of Physicians Graduated from the University of Puerto Rico and the Pan-American Association of Ophthalmology.

•	From 1973 to 1975, he was Major USARMC and Chief of Ophthalmology at the Walson Army Hospital, Fort Dix, New Jersey.

•	Doctor Alicea-Cruz holds a BS degree from the University of Puerto Rico, an MD degree from the University of Puerto Rico, School of Medicine, and a Postgraduate Degree in Ophthalmology from the Puerto Rico Medical Center and Affiliate Hospitals.

José Arturo Álvarez-Gallardo

•	Since 2000, he serves as Director of Triple-S Management and Triple-S, Inc.

•	He is currently Director and the Treasurer of the Board of Directors of Interactive Systems, Inc.

•	Since 1964, Mr. Álvarez-Gallardo has served in various positions with Méndez & Co., Inc., where he serves as President since 1998.

•	From 1979 to 1997, he served as Vice-President of the Grocery Division of Méndez & Co., Inc.

•	He has been member of the Board of Directors of Méndez & Co., Inc., Bamco Products Corporation, International Shipping Agency, Menaco Corporation, and Méndez Realty, Inc.

•	Mr. Álvarez-Gallardo holds a BBA degree in Business Administration from Iona College.

Mario S Belaval-Ferrer

•	Since 1998 and 1999, he serves as Director of Triple-S, Inc. and Triple-S Management, respectively.

•	He currently serves as the Vice-Chairman of the Board of Directors of Interactive Systems, Inc.

•	Since 2002, he serves as consultant to Miradero Capital Partners.

•	He served as consultant to the Economic Development Bank of Puerto Rico from February 1997 to February 2001.

•	He served as the Chairman of the Board of Directors of Bacardí Corporation from December 1996 to December 2001.

•	Mr. Belaval-Ferrer has served as Director of the Puerto Rico Investors Tax-Free Fund since March, 1995, of the Tax Free Puerto Rico Fund since February, 2001, and of UBS-US PWPR IRA Select Growth and Income Puerto Rico Fund since April, 1998.

•	Mr. Belaval-Ferrer holds a BS degree in Economics from Franklin and Marshall College in Pennsylvania.

Arturo R. Córdova-López, MD

•	Has served as Director and the Assistant Secretary of Triple-S Management since 1999.

•	He also serves as Director of Triple-S, Inc. since 1999.

•	He currently serves as the Assistant Secretary of the Board of Directors of Triple-S, Inc., Director and the Secretary of the Board of Directors of Seguros Triple-S, Inc., and the Vice-Chairman of the Board of Directors of Triple-C, Inc.

•	In addition, doctor Córdova-López is an Adhonorem Associate Professor of Medicine at the University of Puerto Rico, School of Medicine, since 1986.

•	Doctor Córdova-López has served as a Staff Pneumologist and Critical Care Consultant at Pavía Hospital since 1990.

•	He served as Chair of the Medical Faculty at Pavía Hospital until 1995.

•	He is member of the American Thoracic Society, the American College of Physicians, the American Lung Association, the College of Physicians and Surgeons of Puerto Rico, and the American College of Chest Physicians (ACCP), where he is currently the Governor for Puerto Rico for the ACCP.

•	He holds a Bachelor’s degree in Science in Electrical Engineering from the University of Puerto Rico, an MD degree from the same institution, and a Master in Science in Epidemiology from the Harvard University School of Public Health.

•	He is Board Certified in internal medicine, pulmonary diseases, and critical care and managed care medicine.

José Davison-Lampón, Esq.

•	Has served as Director of Triple-S Management since 1999.

•	He is also Director of Triple-S, Inc. since 1998.

•	He currently serves as Director and the Secretary of the Board of Directors of Triple-C, Inc.

•	Mr. Davison-Lampón is a litigating attorney and public notary in Puerto Rico in the private practice since 1969.

•	Mr. Davison-Lampón holds a Juris Doctor (JD) degree from the Inter American University of Puerto Rico.

Porfirio E. Díaz-Torres, MD

•	He has served as Director of Triple-S Management and Triple-S, Inc. since 2000.

•	He currently serves as the Chairman of the Board of Directors of Seguros de Vida Triple-S, Inc. and Smart Solutions Insurance Agency Corporation (a wholly owned subsidiary of Seguros de Vida Triple-S, Inc.).

•	Since 1988, doctor Díaz-Torres serves as the Director of the Cardiology Division of the Cardiology and Nuclear Center in San Juan, Puerto Rico.

•	Doctor Díaz-Torres is also the President of Old Harbor Brewery of Puerto Rico, Inc., and Di’Rome Productions, Inc.

•	He was the Vice-President of the Inter-American College of Cardiology and the President of the Puerto Rican Society of Cardiology.

•	He is an active member of the American College of Cardiologists and American Medical Association.

•	He is active in the medical staff of Centro Cardiovascular de Puerto Rico y del Caribe, and Auxilio Mutuo Hospital.

•	Doctor Díaz-Torres holds a BBA degree in Business Administration from the University of Puerto Rico and an MD degree from Universidad Central del Este, Dominican Republic.

Sonia Gómez de Torres, CPA

•	She has served as Director and the Assistant Treasurer of the Board of Directors of Triple-S Management since 1999.

•	She also serves as Director of Triple-S, Inc. since 1995.

•	She is currently the Assistant Treasurer of the Board of Directors of Triple-S, Inc., Director and the Vice-Chair of the Board of Directors of Seguros de Vida Triple-S, Inc., and Director and the Treasurer of the Board of Directors of Triple-C, Inc.

•	Mrs. Gómez de Torres is a Certified Public Accountant (CPA).

•	She was Professorial Chair of the Business Administration Faculty at the University of Puerto Rico.

•	She is member of the American Institute of Certified Public Accountants (AICPA), where she served as Council member and in its International Qualification Appraisal Board Committee.

•	She was member and the Secretary of the Accounting Board of Puerto Rico.

•	Currently, she is member of the International Qualification Examination Board Committee.

•	She is member of the National Association of State Board of Accountancy (NASBA) and has served in the Continued Education Advisory Committee.

•	She is member and Former President of the Puerto Rico Society of Certified Public Accountants.

•	She holds a bachelor’s degree in Business Administration (BBA) from the University of Puerto Rico and a Masters degree in Business Administration from New York University, with a major in accounting and a minor in finance.

Héctor Ledesma-Rodríguez

•	He has served as Director of Triple-S Management since 1999.

•	He is also a Director of Triple-S, Inc. since 1997.

•	Currently, he serves as Director of Seguros de Vida Triple-S, Inc.

•	Mr. Ledesma-Rodríguez is a private financial consultant.

•	He retired in 1990 from Banco Popular de Puerto Rico, where he served as President.

Vicente J. León-Irizarry, CPA

•	He has served as Director of Triple-S Management and Triple-S, Inc. since 2000.

•	He is currently Director and the Treasurer of the Board of Directors of Triple-S Management, Triple-S, Inc., and Seguros Triple-S, Inc.

•	He is also Director and the Assistant Treasurer of the Board of Directors of Triple-C, Inc., and Director of Interactive Systems, Inc.

•	He is a Certified Public Accountant (CPA).

•	Since January 2002, he is a business consultant.

•	He worked as consultant of Falcón-Sánchez & Associates, a certified public accountants firm, from February 2000 to December 2001 and as a business consultant from January 1999 to February 2000.

•	He was a partner of KPMG LLP.

•	He is member of the Puerto Rico Society of Certified Public Accountants.

•	He holds a BBA degree in Business Administration with a major in Accounting from the University of Puerto Rico.

Juan José León-Soto, Esq.

•	He has served as Director of Triple-S Management since 1999.

•	He is also a Director of Triple-S, Inc. since 1995.

•	Currently, he serves as Director and the Secretary of the Board of Directors of Interactive Systems, Inc., and Director of Triple-C, Inc.

•	He is an IT Consultant and the President of Information Consulting Services, Inc. since July 2000.

•	From January 1996 to July 2000, he was associated to AVANT Technologies, Inc.

•	He has been the Chairman of the Private Industry Council Board (1997-2000), and the Local Workforce Investment Board (since 2000) of the Caguas-Guayama Consortium under JTPA and WIA federal laws, respectively.

•	Mr. León-Soto holds a BS degree in Sciences and a Juris Doctor (JD) degree from the University of Puerto Rico.

Fernando L. Longo-Rodríguez, MD

•	Has served as Director of Triple-S Management since 1999.

•	He was the Chairman of the Boards of Directors of Triple-S Management and Triple-S, Inc. from 1999 to 2002.

•	Doctor Longo-Rodríguez also serves as Director of Triple-S, Inc., since 1997.

•	Currently, he is Director of Seguros Triple-S, Inc. and Triple-C, Inc.

•	He holds private practice in otolaryngology in Bayamón, Puerto Rico.

•	Presently, he is the Secretary of the Board of Directors of Hospital San Pablo in Bayamón, Puerto Rico.

•	He has been member of the American Medical Association, the Society of Military ENT, the Puerto Rican Medical Association, and Junior Member in the American Academy of Facial Plastic and Reconstructive Surgery.

•	Doctor Longo-Rodríguez holds a BS degree from the University of Puerto Rico.

•	He also holds an MD degree from the School of Medicine of the University of Puerto Rico and a specialty degree in otolaryngology from the San Juan Municipal Hospital training.

Wilfredo López-Hernández, MD

•	He has served as Director of Triple-S Management since 1999.

•	He is also Director of Triple-S, Inc. since 1999.

•	Currently, he serves as Director and the Vice-Chairman of the Board of Directors of Seguros Triple-S, Inc., and Director of Triple-C, Inc.

•	Doctor López-Hernández has a medical private practice since 1979.

•	He was an Associate Professor at the Puerto Rico School of Medicine, an Associate Professor at the San Juan Bautista School of Medicine, and Chief of Service at San Rafael Hospital.

•	He has been member of the Puerto Rico Urological Association, Société International D’Urologie, American Confederation of Urology, and the American Urological Association.

•	He holds a BS degree from the University of Puerto Rico, an MD degree from the University of Santiago de Compostela, Spain, and Specialty in Urology from the University of Puerto Rico, School of Medicine.

Manuel A. Marcial-Seoane, MD

•	He serves as Director of Triple-S Management since 2002.

•	Currently, he also serves as Director of Triple-S, Inc. and Seguros Triple-S, Inc.

•	Doctor Marcial-Seoane is presently the Chairman and Chief Executive Officer of University Pathologists, Inc., that is a surgical pathology group practice.

•	He also serves as Director of Business Development for Quest Diagnostics of Puerto Rico, Inc., a reference medical laboratory.

•	Doctor Marcial-Seoane was the President of the Medical Staff at Pavía Hospital from 1995 to 1998 and Director of the Hospital’s Advisory Board from 1995 to 2002.

•	He dedicated his first decade of practice to academic medicine, serving as Professor and Chairman of Pathology at the Universidad Central del Caribe, School of Medicine.

•	He is Fellow of the American College of Physicians, the American Society of Clinical Pathologists, the College of American Pathologists, the American College of Physician Executives, and the American College of Gastroenterology.

•	Doctor Marcial-Seoane pursued his premedical education at Johns Hopkins and received his MD degree from the University of Puerto Rico in 1979.

•	He did his pathology residency and gastrointestinal pathology fellowship at Harvard’s Brigham and Women’s Hospital.

•	Doctor Marcial-Seoane is a Diplomate of the American Board of Pathology in both Anatomic and Clinical Pathology.

Wilmer Rodríguez-Silva, MD

•	Since 1999, he has served as Director of Triple-S Management and Triple-S, Inc.

•	He is currently the Vice-Chairman of the Board of Directors of Triple-S Management and Triple-S, Inc.

•	In addition, he currently serves as the Chairman of the Board of Directors of Triple-C, Inc., and Director and the Secretary of the Board of Directors of Seguros de Vida Triple-S, Inc.

•	Doctor Rodríguez-Silva is the Former Chief of the Gastrointestinal Section of the San Pablo Medical Center.

•	He is also a member of the American College of Physicians, the American Gastroenterology Association, the American Society for Gastrointestinal Endoscopy, the Puerto Rico Medical Association, Former President of the Puerto Rico Society for Gastroenterology, and the American College of Gastroenterology.

•	Doctor Rodríguez-Silva holds a BS degree from the University of Puerto Rico and an MD degree from the University of Puerto Rico, School of Medicine.

Ramón M. Ruiz-Comas, CPA

•	He has served as the President and Chief Executive Officer of Triple-S Management since May 1, 2002, and as such, has served as Director of Triple-S Management.

•	Currently, he is Director of Seguros de Vida Triple-S, Inc., Seguros Triple-S, Inc., Interactive Systems, Inc., and Triple-C, Inc.

•	Mr. Ruiz-Comas served as Executive Vice President of Triple-S Management from November 2001 to April 2002 and as Senior Vice President and Chief Financial Officer of Triple-S Management from February 1999 to October 2001.

•	Prior to that, he was Triple-S, Inc.’s Senior Vice President of Finance from 1995 to 1999 and Vice President of Finance from 1990 to 1995.

•	He is a Certified Public Accountant (CPA).

•	He is member of the Puerto Rico Society of Certified Public Accountants and the American Institute of Certified Public Accountants.

•	He holds a Juris Doctor (JD) degree and a BBA degree in Business Administration with a major in Accounting from the University of Puerto Rico.

Jesús R. Sánchez-Colón, DMD

•	He has served as Director of Triple-S Management since 2000.

•	Doctor Sánchez-Colón is the Secretary of the Board of Directors of Triple-S Management and Triple-S, Inc.

•	He also serves as Director of Triple-S, Inc., Triple-C, Inc., and Interactive Systems, Inc.

•	Doctor Sánchez-Colón is a dentist with private practice since 1982.

•	He is member of the College of Dental Surgeons of Puerto Rico, where he served as the Secretary and the Auditor.

•	He currently serves as the Chairman of the Board of Directors of B. Fernández & Hermanos.

•	He has been the Chairman of the Board of Directors of Delta Dental Plan of Puerto Rico and the Vice-Chairman of the Board of Directors of the Corporation for the Economic Development of the City of San Juan.

•	Doctor Sánchez-Colón holds a BA in Psychology from St. Louis University, a DMD from the University of Puerto Rico, and a Post Graduate General Practice Residency.

Adamina Soto-Martínez, CPA

•	She serves as Director of Triple-S Management since 2002.

•	Currently, she serves as Director of Triple-S, Inc.

•	Also, she is Director and the Treasurer of the Board of Directors of Seguros de Vida Triple-S, Inc.

•	She is a Certified Public Accountant (CPA).

•	She is currently partner and a founding member of the firm Kevane Soto Pasarell Grant Thornton, LLP, certified public accountants.

•	Ms. Soto-Martínez is member of the Puerto Rico State Society of Certified Public Accountants and the American Institute of Certified Public Accountants.

•	She is a graduate of the University of Puerto Rico.

Manuel Suárez-Méndez, PE

•	He has served as Director of Triple-S Management since 1999.

•	He is also Director of Triple-S, Inc. since 1998.

•	Currently, he serves as Director and the Chairman of the Board of Directors of Seguros Triple-S, Inc., Director and the Assistant Secretary of the Board of Directors of Triple-C, Inc., and Director of Seguros de Vida Triple-S, Inc.

•	Currently, he is the Chairman of the Board of Directors of Signature Insurance Agency, Inc., a wholly-owned subsidiary of Seguros Triple-S, Inc.

•	Since 1972, Mr. Suárez-Méndez is the owner of R.B. Construction Corporation.

•	He has been member of the Puerto Rico College of Engineers, the Home Builders Association, the National Society of Professional Engineers, the General Contractors Association of America (where he served as Chairman in 1994 and as Director for twelve years), and the American Concrete Institute.

•	Mr. Suárez-Méndez holds a BS degree in Civil Engineering from the CAAM, University of Puerto Rico, Mayagüez Campus, and a Post Graduate Degree in Urban Planning from the University of Puerto Rico.

Listed below is certain biographical information of the nominees for the position of Director of Triple-S Management whom are not currently serving as Directors, showing their past experience during the last five (5) years.

Carmen Ana Culpeper-Ramírez

•	Since 2000, she serves as the President and Chief Executive Officer of C. Culpeper-Ramírez & Associates, a management consulting business, which offers organizational development, project and financial management services.

•	She is currently the Chairman of the Board of the Puerto Rico Private Industry Initiative.

•	Ms. Culpeper-Ramírez has served as member of the Board of Directors of Banco Santander Puerto Rico and the Governing Board of Centennial Communications in the United Sates.

•	Ms. Culpeper-Ramírez worked for two years (from 1997 to 1999) as the President of the Puerto Rico Telephone Company, the tenth largest telephone company in the United States, and was responsible for its sale to GTE/Verizon.

•	During 1996, she served as the President of Finapri, Inc., that was a former premium-financing subsidiary of Triple-S, Inc. and after the Corporate Reorganization a subsidiary of Triple-S Management.

•	In addition, Ms. Culpeper-Ramírez worked in public office as Secretary of the Treasury Department of the Commonwealth of Puerto Rico, Executive Aide to the Mayor of the Municipality of San Juan, as well as the President and Chief Executive Officer of the State of New York Mortgage Agency.

•	She also served as the President of the Puerto Rico Chamber of Commerce (for the term 1998 to 1999).

•	She holds a BBA in Finance from the University of Puerto Rico and an MBA from the University of Pennsylvania, Wharton School of Business (International Business).

Manuel Figueroa-Collazo, PhD

•	Since 1999, Mr. Figueroa-Collazo serves as the President of Virtual Educational Resources, Inc., a software development and ISP Company located in Caguas, Puerto Rico.

•	Mr. Figueroa-Collazo is also Director of the Board of Corredor Tecnológico del Este, Puerto Rico Products Association, and Vivero de Tecnología y Ciencia de Puerto Rico.

•	He has eleven years of experience in senior management positions and over twenty years of exposure at all management levels within the communications and systems industries.

•	For approximately ten years, Mr. Figueroa-Collazo was a senior manager for Lucent Technologies Network Systems, one of the Fortune 500 multinational firms, having management responsibilities over $150 million businesses in Latin America and the Caribbean.

•	Mr. Figueroa-Collazo was the Product Manager for AT&T Network Systems and for AT&T Bell Laboratories.

•	Mr. Figueroa-Collazo holds a BS, MS and PhD in Electrical Engineering from the Florida Institute of Technology, and he attended Advanced Management Programs in INSEAD Fontainebleau, France, and University of Pennsylvania, Wharton School of Business.

Miguel Nazario-Franco

•	Mr. Nazario-Franco is an active member of the Board of Directors of El Nuevo Día, Ferré Investment Fund, Puerto Rico Aqueduct & Sewer Authority, Compañía para el Desarrollo Integral de la Península de Cantera, and the Puerto Rico Electric Power Authority.

•	From 1994 to 2002, Mr. Nazario-Franco was the President and Chief Executive Officer of Puerto Rican Cement Co., Inc. from where he retired.

•	He was the President of the Puerto Rico Manufacturers Association and the Chairman of the Industrial Advisory Council of the University of Puerto Rico Engineering Campus.

•	He is also member of the Advisory Boards of Cortés Industrial Organization, Puerto Rico Department of Education, and Consejo Asesor de la Industria de la Construcción.

•	Mr. Nazario-Franco holds a BBA in Accounting from the University of Puerto Rico.

Listed below is biographical information of Certain Executive Officers of the Corporation.

Name	Work Experience in the Last Five Years
Ramón M. Ruiz-Comas, CPA	(1) President and Chief Executive Officer of Triple-S Management since May 2002, (2) Executive Vice President of Triple-S Management from 2001 to 2002, (3) Senior Vice President and Chief Financial Officer of Triple-S Management from 1999 to 2001, (4) Finance Senior Vice President of Triple-S, Inc. from 1995 to 1999, and (5) Finance Vice President of Triple-S, Inc. from 1990 to 1995.

Héctor R. Ramos-Díaz, Esq.	(1) Senior Vice President for Corporate Affairs of Triple-S Management since 1999 and (2) Senior Vice President of Triple-S, Inc. from 1995 to 1999.

Juan José Román-Jiménez, CPA	(1) Finance Vice President and Chief Financial Officer of Triple-S Management since 2002, (2) Executive Vice President of Triple-C from 1999 to 2002, and (3) Finance Vice President of Triple-C from 1996 to 1999.

Socorro Rivas-Rodríguez, CPA	(1) President of Triple-S, Inc. since May 2002, (2) General Manager and Executive Vice President of Triple-S, Inc. from 1999 to 2002, and (3) Executive Vice President of Triple-S, Inc. from 1990 to 1999.

Earl M. Harper-Curtin	(1) Senior Vice President and Chief Operating Officer of Triple-S, Inc. since 1999 and (2) Senior Vice President of the Medicare Division of Triple-S, Inc. from 1992 to 1999.

Name	Work Experience in the Last Five Years
Alejandro E. Franco-Linares, MD	(1) Senior Vice President of the Medical, Dental and Professional Affairs Division of Triple-S, Inc. since 1996.

Jaime R. Pericás-Alfaro	(1) First Vice President of the Sales and Marketing Division of Triple-S, Inc. since 2001 and (2) Sales Representative of Triple-S, Inc. from 1994 to 2001.

Roberto O. Morales-Tirado, Esq.	(1) President of Seguros de Vida Triple-S, Inc. since 2000 (2) Consultant to Seguros de Vida Triple-S, Inc. and Triple-S, Inc. from 1998 to 2000, and (3) President and Chief Executive Officer of AIG Life Insurance Company of Puerto Rico from 1993 to 1998.

Eva G. Salgado-Micheo	(1) President of Seguros Triple-S, Inc. since July, 2003, (2) Senior Vice President of the Underwriting Department of Seguros Triple-S, Inc. from 2002 to July 2003, (3) Vice President of the Underwriting Department of Seguros Triple-S, Inc. from 1997 to 2002, and (4) Senior Vice President of the Underwriting Department of Integrand Assurance Company from 1979 to 1996.

A. Eduardo Arroyo-Torres	(1) Executive Vice President and Chief Operating Officer of Seguros Triple-S, Inc. since 1996.

José Del Amo-Mójica	(1) Vice President of the Underwriting Department of Seguros Triple-S, Inc. since January 4, 2004, (2) Manager of the Underwriting Department of Seguros Triple-S, Inc. from 2001 to 2004, and (3) Manager of the Department of Bonds of Seguros Triple-S, Inc. from 1998 to 2001.

Name	Work Experience in the Last Five Years
Carlos D. Torres-Díaz	(1) President of Interactive Systems, Inc. since 1996.

Ramón O. De la Torre-Rolón	(2) Vice President of Interactive Systems, Inc. since 1996.

Luis A. Marini-Mir, DMD	(1) President of Triple-C since 1999, (2) Dental Director of Medical, Dental and Professional Affairs Division of Triple-S, Inc. from 1998 to 1999, and (3) Dean of Dental School, University of Puerto Rico, from 1993 to 1997.

Nydia Ortiz-Villafañe, CPA	(1) Executive Vice President of Triple-C since 2003, (2) Vice President of the Internal Audit Office of Triple-S Management from 2001 to 2003, (3) Director of the Internal Audit Office of Triple-S Management from 1999 to 2001, and (4) Director of the Internal Audit Office of Triple-S, Inc. from 1997 to 1999.

Sarah López-Torres, MD	(1) Vice President of the Medical and Dental Affairs Division of Triple-C since 2000, (2) Medical Director of the Utilization Management Department of Triple-C from 1997 to 1999, and (3) Medical Director of the Corporación de Servicios Integrales de la Montaña from 1988 to 1997.

TENURE OF DIRECTORS

The Articles of Incorporation and By-laws of Triple-S Management provide that the Board of Directors shall be divided into three groups, where Directors of Triple-S Management shall be elected to serve terms of three years in a staggered manner. They also provide that, with the exception of the President and Chief Executive Officer of Triple-S Management, Directors can only serve a maximum of three terms of three years each or nine years of service.

Article Eleventh of the Articles of Incorporation and Article 7-1 of the By-laws also state that the terms and years that a Director served in Triple-S, Inc., prior to the Corporate Reorganization, will be considered in order to determine the years and terms that the Director has served in Triple-S Management for tenure purposes. These provisions also state that any Director will continue serving his/her office until a successor is duly elected and takes possession of his/her office.

In addition, Triple-S Management has an outstanding policy adopted by the Board of Directors, which establishes that the Chairman of the Board of Directors, who is elected every year, cannot serve in said office for more than three years.

BOARD OF DIRECTORS OF TRIPLE-S MANAGEMENT AND ITS COMMITTEES

The Board of Directors of Triple-S Management held twenty-seven meetings during the fiscal year ended December 31, 2003. During the last fiscal year, all members of the Board of Directors of Triple-S Management attended more than 75% of the aggregate of (1) the total number of meetings of the Board of Directors of Triple-S Management (regular and special), and (2) the total number of meetings held by all Committees of the Board of Directors of Triple-S Management on which the Board member served (during the periods that the Board member served).

The By-laws provide that the Board of Directors of Triple-S Management shall have the following standing Committees: Executive Committee, Finance Committee, Resolutions and Regulations Committee, Nominations Committee, and Audit Committee. The Board of Directors may create any other Committee, which it deems necessary for the proper operation of Triple-S Management’s business.

Triple-S Management has various standing committees as described below, in addition to other ad hoc committees.

Executive Committee

•	The Executive Committee’s main responsibilities include the review and approval of: (1) every plan, project or proposal which could affect standing policies and guidelines established by Triple-S Management, (2) the budget for operational expenses of Triple-S Management and any amendment to said budget, and (3) contracts, loans, or other transactions, financial or otherwise, that would be material to Triple-S Management, subject to the approval of the Board of Directors.

•	The Board of Directors is empowered to delegate other functions to the Executive Committee, provided it does not delegate to such committee the following: (1) the appointment or termination of officers, (2) proposal of amendments to Triple-S Management’s Articles of Incorporation and By-laws, (3) the approval of mergers or consolidations, (4) making recommendations to Shareholders in connection with the sale, lease, or exchange of all or a substantial part of the assets of Triple-S Management, (5) the approval of resolutions recommending the liquidation or the revocation of the liquidation of Triple-S Management, (6) the authorization of the issuance of capital stock and (7) the creation of Triple-S Management’s subsidiaries. All actions taken by the Executive Committee shall be presented to the Board of Directors in order to be ratified, modified or rejected.

•	The Committee met eleven times during the fiscal year ended December 31, 2003.

•	The members of the Committee are:

(1)	Fernando J. Ysern-Borrás, MD, Chair of the Committee

(2)	Vicente J. León-Irizarry, CPA

(3)	Juan José León-Soto, Esq.

(4)	Fernando L. Longo-Rodríguez, MD

(5)	Wilmer Rodríguez-Silva, MD

(6)	Ramón M. Ruiz-Comas, CPA

(7)	Jesús R. Sánchez-Colón, DMD

Finance Committee

•	The Finance Committee oversees all financial activities of the Corporation, provides guidance to the Board of Directors in connection with finance matters, studies changes in the economic structure of Triple-S Management, and evaluates financial procedures used by the Corporation.

•	The Committee met fifteen times during the fiscal year ended December 31, 2003.

•	The members of the Committee are:

(1)	Vicente J. León-Irizarry, CPA, Chair of the Committee

(2)	José Arturo Álvarez-Gallardo

(3)	Mario S Belaval-Ferrer

(4)	Sonia Gómez de Torres, CPA

(5)	Héctor Ledesma-Rodríguez

(6)	Juan José León-Soto, Esq.

(7)	Wilfredo López-Hernández, MD

(8)	Ramón M. Ruiz-Comas, CPA

(9)	Fernando J. Ysern-Borrás, MD

Resolutions and Regulations Committee

•	The Resolutions and Regulations Committee regularly reviews the Articles of Incorporation and By-laws of the Corporation, in order to propose amendments or resolutions related to institutional corporate issues. The Committee also evaluates the resolutions proposed by the Shareholders of Triple-S Management.

•	The Committee met ten times during the fiscal year ended December 31, 2003.

•	The members of the Committee are:

(1)	Juan José León-Soto, Esq., Chair of the Committee

(2)	Valeriano Alicea-Cruz, MD

(3)	Arturo R. Córdova-López, MD

(4)	José Davison-Lampón, Esq.

(5)	Porfirio E. Díaz-Torres, MD

(6)	Fernando L. Longo-Rodríguez, MD

(7)	Wilmer Rodríguez-Silva, MD

(8)	Ramón M. Ruiz-Comas, CPA

(9)	Jesús R. Sánchez-Colón, DMD

(10)	Fernando J. Ysern-Borrás, MD

Nominations Committee

•	The duties of the Nominations Committee are to: (1) identify and recommend individuals who, in their opinion, are best qualified to become members of the Board of Directors and to be presented as candidates to be nominated by the Board of Directors at the Annual Meetings of the Shareholders, (2) recommend to the Board of Directors the candidates that can fill vacancies in the Board of Directors, (3) establish and periodically review the qualifications of the candidates to be nominated or appointed to the Board of Directors, and (4) recommend to the Board of Directors candidates to occupy the position of President of Triple-S Management, when said position is vacant.

•	The Committee met six times during the fiscal year ended December 31, 2003.

•	The members of the Committee are:

(1)	Fernando L. Longo-Rodríguez, MD, Chair of the Committee

(2)	José Arturo Álvarez-Gallardo

(3)	Arturo R. Córdova-López, MD

(4)	Juan José León-Soto, Esq.

(5)	Manuel A. Marcial-Seoane, MD

(6)	Wilmer Rodríguez-Silva, MD

(7)	Fernando J. Ysern-Borrás, MD

•	Mr. José Arturo Álvarez-Gallardo and Mr. Juan José León-Soto satisfy the applicable independence requirements as currently defined under the listing standards of the New York Stock Exchange; as such requirements are interpreted by the Board of Directors in its best business judgment.

•	The President of Triple-S Management, CPA Ramón M. Ruiz-Comas, is not a member of the Nominations Committee, since BCBSA, of which Triple-S Management is a member, prohibits the President to be a member of this Committee.

•	The nominations process followed by the Committee is:

(1)	The Nominations Committee has a Charter, which is attached as Appendix A.

(2)	Triple-S Management’s Shareholders may recommend potential candidates to the Board of Directors. Potential candidates recommended by Shareholders will receive the same consideration as potential candidates recommended otherwise. The information of the potential candidates recommended by a Shareholder must be sent to the attention of the Secretary of the Board of Directors of Triple-S Management.

(3)	The Nominations Committee’s duties are to ensure that the Board of Directors has the plans, procedures, and resources needed to identify, recruit, and retain Directors. The Nominations Committee will identify the individuals who, in their judgment, are best qualified to serve in the Board of Directors and will present their recommendations to the Board of Directors for nominations at the Annual Shareholder’s Meeting. This Committee will also make recommendations to fill any vacancies in the Board that might arise from time to time.

(4)	Individuals interested in serving as Triple-S Management’s Directors must meet all legal and statutory requirements. These minimum requirements are contained in Article 7-2 of Triple-S Management Corporation’s By-laws. They include the following: (a) not having filed for bankruptcy, nor engaged in any fraudulent conveyance that works as a fraud on creditors, (b) not have been convicted of a crime of moral depravation, and (c) not be a Director or officer of a bank, a savings and loans association, an institution engaged in the business of receiving deposits and lending money in Puerto Rico or any entity or corporation in which any of the institutions referred to herein have a direct or indirect substantial economic interest or relationship of owner, subsidiary, or affiliate of any entity or corporation which owns, directly or indirectly, a substantial economic interest in any of the said institutions, except that the person can fulfill his duties as Director or officer of a financial holding company or a depository institution with whom an insurance company affiliated to Triple-S Management has a relationship, directly or indirectly, as owner, subsidiary or affiliate. In the case of Directors, who are physicians or dentists, they should have been active participants in Triple-S, Inc., a subsidiary of Triple-S Management, for at least two (2) years prior to their nomination as Directors of Triple-S Management.

(5)	The Nominations Committee develops qualifying criteria and is responsible for seeking, interviewing, and selecting those potential candidates that, in their judgment, are best qualified, and make the appropriate recommendations to the Board of Directors. Throughout this process, the Committee may verify that the selected individuals demonstrate the following specific qualities or skills: (a) experience or relevant knowledge, (b) time availability and commitment, (c) good reputation, (d) analytical thinking, (e) ability to work as a team, (f) kinship with other members of the Board and management, (g) independent judgment, and (h) ability to verbalize and present ideas in a rational and eloquent fashion. In addition, the Nominations Committee may include other requirements which it may deem necessary to strengthen Triple-S Management, including the needs of Triple-S Management as vacancies occur. This practice is aimed at complying with good corporate governance practices.

(6)	The Nominations Committee has the authority to hire and terminate the services of any professional third party search firm to identify potential candidates for the position of Director. In this respect, in 2003 the Nominations Committee contracted the services of Careers, Inc., and Palacios & Associates Executive Search & Management Consultants as professional third party search firms to identify potential candidates to substitute current Directors, who represent the community, that are not subject to reelection. These firms performed a preliminary evaluation of potential candidates. The Committee verified that the potential candidates fulfill the minimum requirements as stated in Article 7-2 of Triple-S Management’s By-laws and the other qualifying criteria developed by the Committee. In turn, the Nominations Committee made its own evaluation and recommendation with respect to these potential candidates.

(7)	The Committee identified and recommended to the Board of Directors five nominees to be elected as Directors of the Board, who are currently members of the Board of Directors of Triple-S Management (Dr. Fernando J. Ysern-Borrás, Mr. Mario S Belaval-Ferrer; Mr. José Davison-Lampón, Mr. Manuel Suárez-Méndez, and CPA Ramón M. Ruiz-Comas, in his capacity as President and CEO of Triple-S Management).

(8)	The Committee also identified and recommended to the Board of Directors three nominees to be elected as Directors of the Board of Directors who are not currently serving as Directors: Ms. Carmen Ana Culpeper-Ramírez, Mr. Manuel Figueroa-Collazo, and Mr. Miguel Nazario-Franco.

Compensation Committee

•	The duties of the Compensation Committee are: (1) develop, recommend, and review the compensation policies for the Executives Officers of the Corporation, (2) to be in charge of those responsibilities of the Board of Directors related to the compensation of the Executives Officers of the Corporation, and (3) recommend to the Board of Directors of the Corporation those changes to the compensation levels of the Directors of the Corporation that are deemed necessary.

•	The Committee met three times during the fiscal year ended December 31, 2003.

•	The members of the Committee are:

(1)	Sonia Gómez de Torres, CPA, Chair of the Committee

(2)	Mario S Belaval-Ferrer

(3)	Juan José León-Soto, Esq.

(4)	Vicente J. León-Irizarry, CPA

(5)	Héctor Ledesma-Rodríguez

(6)	Manuel Suárez-Méndez, PE

(7)	Fernando J. Ysern-Borrás, MD

•	The President of Triple-S Management, CPA Ramón M. Ruiz-Comas, is not a member of the Compensation Committee, since BCBSA, of which Triple-S Management is a member, prohibits the President to be a member of this Committee.

Audit Committee

•	The Audit Committee reviews the following matters: (1) compliance with internal controls of the Corporation, (2) activities of the Internal Audit Office, (3) results from audits made by regulators, (4) consolidated financial results of the Corporation, and (5) the annual report prepared by external auditors. In addition, the Audit Committee selects and recommends for final approval by the Board of Directors the public accounting firm to be the external auditors of the Corporation.

•	The Committee met eleven times during the fiscal year ended December 31, 2003.

•	The members of the Committee are:

(1)	Mario S Belaval-Ferrer, Chair of the Committee

(2)	José Davison-Lampón, Esq.

(3)	Sonia Gómez de Torres, CPA

(4)	Héctor Ledesma-Rodríguez

(5)	Vicente J. León-Irizarry, CPA

(6)	Adamina Soto-Martínez, CPA

(7)	Manuel Suárez-Méndez, PE

•	The Chairman of the Board is not a member of the Audit Committee, since he does not satisfy the applicable independence requirements as currently defined under the listing standards of the New York Stock Exchange as such requirements are interpreted by the Board of Directors in its best business judgment.

•	The Board of Directors, in its best business judgment, has determined that each of the members of the Audit Committee, including its Chair, satisfies the applicable independence requirements as currently defined under the listing standards of the New York Stock Exchange as such requirements are interpreted by the Board of Directors in its best business judgment.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee consists of seven members of Triple-S Management’s Board of Directors. Each of the members of the Audit Committee satisfies the applicable independence requirements under the rules of the New York Stock Exchange as such requirements are interpreted by the Board of Directors in its best business judgment.

The Audit Committee operates pursuant to a Charter that was adopted, as amended, by the Board of Directors of Triple-S Management. A copy of such Charter, as amended, is attached to this Proxy Statement as Appendix B.

The following amendments were made to the Audit Committee Charter: (1) the Chair of the Audit Committee shall be appointed by the members of the Committee, and (2) the Committee shall appoint the Director of the Internal Audit Office when such position is vacant.

The role of the Audit Committee is to assist the Board of Directors of the Corporation in its oversight of the Corporation’s financial reporting process, as well as the Corporation’s internal and external audit processes. The Committee can communicate directly with the Board of Directors of the Corporation, and require corrective plans related to findings included in reports submitted by the internal or external auditors, as well as any other matter brought to the attention of the Committee.

The Committee has the resources and authority to discharge its responsibilities, including the authority to engage external auditors for special audits, reviews, and other procedures and to retain special counsel and other experts, consultants, or advisors. The Committee appoints or terminates the engagement of the external auditors and reviews the external auditors’ proposed audit scope and approach, including coordination of the audit effort with the Internal Audit Office.

As set forth in the Charter, Corporation’s Management is responsible for: (1) the preparation, presentation, and integrity of the Corporation’s consolidated financial statements, and (2) maintaining appropriate accounting and financial reporting principles, policies, and internal controls and procedures that provide to comply with accounting standards and applicable laws and regulations. The independent auditors of the Corporation are responsible for auditing the Corporation’s consolidated financial statements and expressing an opinion as to their consistency with generally accepted accounting principles.

The members of the Committee are not full-time employees of the Corporation. While some of them may be accountants or auditors by profession, the Audit Committee relies on and makes no independent verification of the financial or other information presented to it or representations made by the Management or the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to achieve compliance with accounting standards, and applicable laws and regulations.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the consolidated audited financial statements of the Corporation for the fiscal year ended December 31, 2003 with the Management and the independent auditors.

The Audit Committee has also discussed with the external auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently modified or supplemented. Finally, the Audit Committee has received the written disclosures and the letter from KPMG, LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), as currently modified or supplemented, has considered whether the provision of non-audit-services by the external auditors to the Corporation is compatible with maintaining the auditors’ independence, and has discussed with the external auditors their independence from the Corporation and its Management.

Based on the Audit Committee’s review of the consolidated audited financial statements and the discussions referred above with the Management and the external auditors and subject to the limitations on the role and responsibilities of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommended to the Board of Directors that the Corporation’s consolidated audited financial statements be included in Triple-S Management’s Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission (“SEC”).

Submitted by the Audit Committee

(1)	Mario S Belaval-Ferrer, Chair of the Committee

(2)	José Davison-Lampón, Esq.

(3)	Sonia Gómez de Torres, CPA

(4)	Héctor Ledesma-Rodríguez

(5)	Vicente J. León-Irizarry, CPA

(6)	Adamina Soto-Martínez, CPA

(7)	Manuel Suárez-Méndez, PE

APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors, in accordance with the recommendation of its Audit Committee, has appointed KPMG LLP, as external auditors, to audit the consolidated annual financial statements of the Corporation for the fiscal year ending December 31, 2004.

Representatives of KPMG LLP will be present at the Annual Meeting and will be afforded the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

DISCLOSURE OF AUDIT FEES

The following is a description of the fees paid or accrued by the Corporation for the audit and other services provided by KPMG LLP for the fiscal years ended December 31, 2003 and 2002.

Audit Fees

The aggregate “Audit Fees” paid or accrued by the Corporation for professional services rendered by KPMG LLP in connection to the audit of the Corporation’s annual consolidated financial statements as of and for the fiscal years ended December 31, 2003 and 2002, and for the reviews of the consolidated financial statements included in the Corporation’s quarterly report on Form 10-Q were $1,189,125 ($628,200 and $560,925 for the years ended 2003 and 2002, respectively).

Audit Related Fees

There are no “Audit Related Fees” paid or accrued by the Corporation for the fiscal years ended December 31, 2003 and 2002.

Tax Fees

The aggregate “Tax Fees” paid or accrued by the Corporation for professional services rendered by KPMG LLP for the fiscal years ended December 31, 2003 and 2002 were $193,725, ($65,800 and $127,925 for the years ended 2003 and 2002, respectively). These fees refer to general consulting fees on tax matters to the Corporation.

Financial Information Systems Design and Implementation Fees

There are no “Financial Information Systems Design and Implementation Fees” paid or accrued by Corporation for the fiscal years ended December 31, 2003 and 2002.

All Other Fees

The aggregate “All Other Fees” paid or accrued by the Corporation for other professional services rendered by KPMG LLP for the fiscal years ended December 31, 2003 and 2002 were $268,888 ($100,702 and $168,186 for the years ended 2003 and 2002, respectively). The “All Other Fees” are basically related to Information Risk Security Regulatory Compliance Assessments of Medicare and support to the Internal Audit Office.

The Audit Committee has considered that the provision of the services covered by this paragraph is compatible with maintaining the independence of the external auditors of the Corporation.

Pre-Approval Policies and Procedures

All auditing services (including underwriting comfort letters or statutory audits required for insurance companies) and non-audit services must be pre-approved by the Committee. Pre-approval is not required for non-audit services if: (1) the aggregate dollar value of such services does not exceed five percent of the total fees paid by the Corporation to the external auditors during the fiscal year in which the non-audit services are provided, (2) such services were not recognized by the Corporation at the time of the engagement to be non-audit services, and (3) such services are promptly brought to the attention of and approved by the Committee prior to the completion of the audit.

All non-audit services were pre-approved by the Audit Committee.

EXECUTIVE COMPENSATION

Compensation of Directors

Only Directors who are not employees of Triple-S Management receive fees for attendance to Board of Directors or Committee meetings.

From January 1, 2003 to September 30, 2003, the Chairman of the Board of Triple-S Management received $350 for each Board of Directors meeting presided. Each Director of Triple-S Management received $250 for each Board of Directors meeting attended and $200 for each Committee meeting attended. The Chair of each Committee of the Board of Directors of Triple-S Management received $300 for each meeting presided.

In September, 2003, an external consulting firm was hired to evaluate the fees received by the Directors of Triple-S Management for their attendance to Board and Committee meetings. The external consulting firm evaluated the compensation received by the members of the Board and compared that to ten companies with similar business operations and five published surveys. The external consulting firm analyzed the number of Board and Committee meetings attended by the chosen member group in fiscal year 2002 and the actual compensation program established by Triple-S Management versus comparable companies in the United States and Puerto Rico. According to their findings, they submitted a report, which concluded that Triple-S Management’s compensation for its Directors was below the average of comparable companies in the United States and Puerto Rico. The external consulting firm also recommended some modifications regarding the compensation of Directors, in order to attract qualified candidates for positions in the Board and be able to retain their services. The Board of Directors, in turn, evaluated the external consulting firm’s findings and approved a measure to implement a compensation program for the Directors.

The compensation program was implemented starting on October 1, 2003. According to this compensation program, the Chairman of the Board receives a fixed retainer of $875 per month and each other Director receives a fixed retainer of $667 per month. The Directors who attend the meetings of the Board of Directors receive $200 for each Board meeting attended. Furthermore, the members of each Core Committee receive $200 for each Committee meeting attended, except for the Audit Committee members who receive $250 for each Committee meeting attended. The members of the other Committees and Subcommittees receive $150 for each meeting attended. The Chairs of the Committees receive an additional $100 fee for each Committee meeting presided.

During the fiscal year, the Directors of Triple-S Management also received health insurance free of charge. For those Directors that are currently serving as Directors of Triple-S Management, the health insurance plan also includes coverage for spouses and dependants.

Directors also received, as an additional compensation, a per diem amount of $300 for every day the Director is unable to work at his or her office, as a result of travel related to their responsibilities as Directors or having to attend activities or engagements of Triple-S Management, except for the Annual Meeting of the Board of Directors.

Compensation of Executive Officers

Annual Compensation

The following table sets forth the annual compensation for Triple-S Management’s President and Chief Executive Officer, and the Corporation’s four other most highly compensated executive officers for the fiscal years ended December 31, 2003, 2002 and 2001.

Summary of Compensation Table

	Annual Compensation
				All Other Annual	All Other
Name	Year	Salary	Bonus (1)	Compensation (2)	Compensation (3)
Ramón M. Ruiz-Comas, CPA (4)	2003	$402,500	$177,096	$41,135	$26,328
	2002	328,800	72,629	30,790	7,876
	2001	171,889	26,783	23,396	—
Socorro Rivas-Rodríguez, CPA (5)	2003	311,788	146,900	51,693	—
	2002	295,811	127,700	40,432	—
	2001	234,713	23,117	31,322	—
Alejandro E. Franco-Linares, MD	2003	209,502	71,456	39,049	—
	2002	202,994	63,403	35,236	—
	2001	192,257	19,885	34,706	—
Luis A. Marini-Mir, DMD (6)	2003	185,388	85,775	26,345	8,445
	2002	171,388	81,042	28,729	8,413
	2001	158,388	15,050	27,800	—
Roberto O. Morales-Tirado, Esq. (7)	2003	161,412	73,550	27,613	—
	2002	149,412	62,280	26,153	—
	2001	124,412	37,325	22,069	—

Notes

(1)	Includes Christmas bonus and performance bonus.

(2)	Includes liquidation of sick leave license not used, memberships, or company car.

(3)	Includes liquidation of accrued vacations.

(4)	Ramón M. Ruiz-Comas, CPA deferred from his base salary $73,200, $78,800, and $13,000 during 2003, 2002, and 2001, respectively.

(5)	Socorro Rivas-Rodríguez, CPA deferred from her base salary $124,572, $120,595, and $42,000 during 2003, 2002, and 2001, respectively.

(6)	Luis A. Marini-Mir, DMD deferred from his base salary $42,496 during 2003 and $30,000 during 2002 and 2001, respectively.

(7)	Roberto O. Morales-Tirado, Esq. deferred from his base salary $58,500 and $25,000 in 2003 and 2002, respectively.

REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The Board of Directors of Triple-S Management evaluates the compensation policy for the President and CEO, and Executive Officers of the Corporation based on the recommendations made by the Compensation Committee of the Board. The compensation policy is developed considering, among other factors, competitive pay practices for developing a stronger relationship between executive compensation and Triple-S Management’s long-term performance.

The Board of Directors, through the Compensation Committee, has retained the professional services of an external consulting firm to evaluate the compensation structure of the Executive Officers.

The President and Chief Executive Officer

On an annual basis, the President and CEO (CPA Ramón M. Ruiz-Comas for 2003) submits to Triple-S Management’s Board of Directors a plan setting forth both quantitative and qualitative goals applicable to each year, as well as long-term goals. In order to determine the President and CEO’s compensation, the Board of Directors evaluates the President’s performance by taking into consideration the growth of the organization, implementation of a diversification strategy, achievement of financial goals, improvements to the product and service delivery system and development of human resources. During 2003, CPA Ramón M. Ruiz-Comas’ compensation consisted of an annual base salary and an annual bonus. For that year, the Board of Directors voted to increase CPA Ramón M. Ruiz-Comas’ base annual salary to $402,500. In addition, in 2003 CPA Ramón M. Ruiz-Comas received a performance bonus of $140,000, which is comparable to other chief executive officers in the insurance industry and is targeted to be in the mid-range of these base salaries.

CPA Ramón M. Ruiz-Comas’ 2003 base salary increase and performance bonus reflected his role in Triple-S Management’s success in achieving certain annual performance measures related to revenues, production output, gross profit margin and profitability, as well as individual performance.

Executive Officers

The group of Executive Officers of the Corporation is composed of a President and CEO of Triple-S Management, the Presidents of the Subsidiaries, the Executive Vice Presidents, the Senior Vice Presidents, and the Vice Presidents.

The Compensation Committee’s recommendations to the Board of Directors of the Corporation for the approval of the 2003 salary increases and the bonuses to be awarded to the Executive Officers were made pursuant to the plan and compensation policy, which considers the particular Executive Officer’s contribution towards achievement of growth of the organization, implementation of a diversification strategy, achievement of financial goals, improvements to the product and service delivery system, and development of human resources.

Submitted by the Board of Directors

(1)	Fernando J. Ysern-Borrás, MD, Chairman of the Board

(2)	Valeriano Alicea-Cruz, MD

(3)	José Arturo Álvarez-Gallardo

(4)	Mario S Belaval-Ferrer

(5)	Arturo R. Córdova-López, MD

(6)	José Davison-Lampón, Esq.

(7)	Porfirio E. Díaz-Torres, MD

(8)	Sonia Gómez de Torres, CPA

(9)	Héctor Ledesma-Rodríguez

(10)	Vicente J. León-Irizarry, CPA

(11)	Juan José León-Soto, Esq.

(12)	Fernando L. Longo-Rodríguez, MD

(13)	Wilfredo López-Hernández, MD

(14)	Manuel A. Marcial-Seoane, MD

(15)	Wilmer Rodríguez-Silva, MD

(16)	Ramón M. Ruiz-Comas, CPA

(17)	Jesús R. Sánchez-Colón, DMD

(18)	Adamina Soto-Martínez, CPA

(19)	Manuel Suárez-Méndez, PE

PENSION PLAN

Triple-S Management sponsors a noncontributory defined-benefit pension plan for all of the Corporation’s employees who are twenty one years of age or older and have completed one year of service. Pension benefits begin to vest after five years of vesting service and are based on years of service and final average salary, as both terms are defined in the plan documents.

In addition to the minimum funding requirements set forth in the Employees Retirement Income Security Act of 1974, as amended, the Plan’s funding policy is to contribute such additional amounts as Triple-S Management may determine to be appropriate from time to time.

The following table sets forth the estimated annual benefits that would become payable under the Retirement Plan based on certain assumptions as to annual basic salary levels and years of service. The amounts payable in this table are not necessarily representative of amounts that actually may become payable under the Pension Plan. The amounts represent the benefits upon retirement on December 31, 2003, of a participant at sixty five years of age.

Pension Plan Table

	Years of Service
Remuneration*	15	20	25	30	35
$125,000	$37,500	$50,000	$62,500	$75,000	$75,000
150,000	45,000	60,000	75,000	90,000	90,000
175,000	52,500	70,000	87,500	105,000	105,000
200,000	60,000	80,000	100,000	120,000	120,000
225,000	67,500	90,000	112,500	135,000	135,000
250,000	75,000	100,000	125,000	150,000	150,000
300,000	90,000	120,000	150,000	180,000	180,000
400,000	120,000	160,000	200,000	240,000	240,000
450,000	135,000	180,000	225,000	270,000	270,000
500,000	150,000	200,000	250,000	300,000	300,000

*	Final average earnings.

Compensation Covered by the Plan

The compensation covered by the Plan is the highest average annual rate of pay from any five consecutive calendar year periods out of the last ten years. The annual pay rate in the year of termination is included.

List of Executive Officers

	2003	Credited Service
Name	Covered Compensation	as of December 31, 2003
Ramón M. Ruiz-Comas, CPA	$402,500	13.56
Socorro Rivas-Rodríguez, CPA	324,000	21.97
Alejandro E. Franco-Linares, MD	234,502	7.56
Luis A. Marini-Mir, DMD	189,000	5.91
Roberto O. Morales-Tirado, Esq.	162,000	3.56

Basis for Computation of Benefits

The single life annuity benefit is equal to 2% of the final average earnings multiplied by Plan and Association Service up to 30 years, minus prior plan benefit (if any). The accrued benefit cannot be less than the benefit calculated considering employer service only. The benefits are not subject to any deduction for Social Security.

Triple-S Management also has a Supplemental Retirement Program. This program covers benefits in excess of the United States Internal Revenue Code limits that apply to the qualified program.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Triple-S, Inc. and other subsidiaries of Triple-S Management have contractual arrangements regarding management and technical assistance.

Furthermore, in the ordinary course of business, Triple-S, Inc., Seguros de Vida Triple-S, Inc., and Seguros Triple-S, Inc. are providers of insurance to Méndez & Co., where one of Triple-S Management’s Directors has a direct business interest.

Triple-S, Inc., Seguros de Vida Triple-S, Inc., and Seguros Triple-S, Inc. are also providers of their insurance products to some Directors in their individual business or practices.

The terms of the agreements with Méndez & Co., Inc., as well as those with each one of the Directors, are terms usual and comparable to the terms of agreements with companies or individuals which have no persons associated with said companies or individuals serving as Directors of Triple-S Management.

Directors of Triple-S Management that are physicians or dentists are service providers of Triple-S, Inc. in the ordinary course of their business as physicians and dentists. The terms of the agreements as service providers of Triple-S, Inc. are the same as those agreements with physicians and dentists that are not Directors of Triple-S Management.

PROPOSALS OF THE BOARD OF DIRECTORS

The Board of Directors asks the Shareholders to support the Board’s Proposals with respect to the following matters and grant their Proxy accordingly.

PROPOSAL

RESOLUTION NUMBER 1

Currently, a Shareholder of Triple-S Management may only transfer his/her shares to his/her descendants who are physicians or dentists, provided these descendants comply with the twenty-one (21) share limit requirement.

Resolution Number 1 is presented by the Board of Directors of Triple-S Management to amend Article Eighth of the Articles of Incorporation and Article 4-2 of the By-laws of Triple-S Management to allow a Shareholder to transfer, without consideration, all or part of his/her shares to any other physician or dentist, regardless of the person being a descendant of the Shareholder, and subsequently register said shares in the books of Triple-S Management, provided said physician or dentist complies with the twenty-one (21) share limit requirement.

Resolution

Be it resolved, as it is resolved herein, by this Annual Meeting of Shareholders, today, April 25, 2004, in San Juan, Puerto Rico, to amend Article Eighth of the Articles of Incorporation and Article 4-2 of the By-laws of Triple-S Management to allow a Shareholder to transfer, without consideration, all or part of his/her shares to any other physician or dentist, regardless of the person being a descendant of the Shareholder, and subsequently register said shares in the books of Triple-S Management, provided said physician or dentist complies with the twenty-one (21) share limit requirement.

ARTICLES OF INCORPORATION

EIGHTH: TRANSFER OF SHARES

A.	The Corporation has the right of first refusal over its shares in the event of a sale, donation, transfer, or grant, with or without consideration, of the shares of the Corporation to a person who is not a physician or dentist.

B.	The Corporation has the right of first refusal over its shares in the event of sale or any other transfer, with consideration, of the shares of the Corporation to a person who is a physician or dentist.

C.	Notwithstanding the above, a Shareholder may donate, grant, or transfer, without consideration, all or part of his/her shares to any physician or dentist, regardless of the person being a descendant of the Shareholder, and subsequently register said shares in the books of Triple-S Management, provided said physician or dentist complies with the twenty-one (21) share limit requirement.

BY-LAWS

CHAPTER 4 — ON THE STOCKS

4-2 TRANSFER OF SHARES

A.	The Corporation has the right of first refusal over its shares in the event of a sale, donation, transfer, or grant, with or without consideration, of the shares of the Corporation to a person who is not a physician or dentist.

B.	The Corporation has the right of first refusal over its shares in the event of sale or any other transfer, with consideration, of the shares of the Corporation to a person who is a physician or dentist.

C.	Notwithstanding the above, a Shareholder may donate, grant, or transfer, without consideration, all or part of his/her shares to any physician or dentist, regardless of the person being a descendant of the Shareholder, and subsequently register said shares in the books of Triple-S Management provided said physician or dentist complies with the twenty-one (21) share limit requirement.

Position of the Board or Directors

The Board of Directors recommends that you vote In Favor of this Resolution.

Reasons for Voting in Favor of the Resolution

At the Annual Meeting of Shareholders held on April 29, 2001, Resolution Number 5 was approved, recommending that the Board of Directors take the necessary steps in order for the shares of a Shareholder to be registered in the books of Triple-S Management in the name of the spouse or the heirs of the Shareholder, if they are physicians and dentists, without exceeding the limit of twenty-one (21) shares. At the Annual Shareholders Meeting held last year, we presented a resolution similar to this one. Said resolution was not approved, since two-thirds (2/3) of the shares required to approve it were not present at the Meeting.

Article Eighth of the Articles of Incorporation and Article 4-2 of the By-laws of Triple-S Management state the right of first refusal over the shares, unless the shares are transferred to a descendant of a Shareholder who is a physician or dentist. These provisions do not allow a Shareholder to donate, grant, or transfer, without consideration, to another physician or dentist who is not his/her descendant all or part of his/her shares, without exceeding the twenty-one (21) share limit, because of the right of first refusal.

Several of our Shareholders have expressed their wish to change these provisions so that they can donate, grant or transfer, without consideration, all or some of their shares to any other person as long as they are physicians or dentists. Among these Shareholders, Dr. Arturo Flores-Gallardo has petitioned, in more than one occasion, that this amendment be approved. In order to implement this recommendation, it is necessary that the Shareholders approve the abovementioned amendments to the Articles of Incorporation and By-laws of Triple-S Management.

The Board of Directors’ primary interest is that Shareholders support and approve this Resolution as soon as possible, in order to attend to Shareholders’ interests regarding this issue, strengthening, at the same time, the development of Triple-S Management.

Required Vote

In order for this Resolution to be approved, it must receive the affirmative vote of no less than two-thirds (2/3) of the shares issued and outstanding, since it is an amendment to the Articles of Incorporation, pursuant to Section A of Article Thirteenth of the Articles of Incorporation.

PROPOSAL

RESOLUTION NUMBER 2

Resolution Number 2 is presented by the Board of Directors of Triple-S Management to amend Articles 8-1, 8-5, and 8-11 of the By-laws of Triple-S Management to change the time when the Board of Directors shall meet and to modify certain duties of the Chairperson of the Board of Directors, substitute the Executive Committee of the Board of Directors for a Corporate Governance Committee, assign duties and members to the Corporate Governance Committee, and establish and modify the duties of the other Committees of the Board of Directors.

Resolution

Be it resolved, as it is herein resolved, by this Annual Meeting of Shareholders, today, April 25, 2004, in San Juan, Puerto Rico, to amend Articles 8-1, 8-5, and 8-11 of the By-laws of Triple-S Management to change the time when the Board of Directors shall meet and to modify certain duties of the Chairperson of the Board of Directors, substitute the Executive Committee of the Board of Directors for a Corporate Governance Committee, assign duties and members to the Corporate Governance Committee, and establish and modify the duties of the other Committees of the Board of Directors.

BY-LAWS

CHAPTER 8 – DIRECTORS

8-1	BOARD OF DIRECTORS – POWERS

A.	The Board of Directors will be composed of nineteen (19) members elected by the Shareholders at the meeting, or by the Board of Directors in case of vacancies, and will exercise the corporation’s powers and the management of its business in accordance with the Puerto Rico General Corporations Law, the Articles of Incorporation and By-laws of the Corporation, as well as the guidelines issued by the Shareholders of the Corporation.

B.	The power to manage the Corporation’s affairs may only be exercised when the Directors of the Corporation act as a Board, duly constituted, as a Committee of the Board or by express delegation from the Board.

C.	In order to become a Director of the Corporation, you must be a Shareholder of the Corporation.

D.	The decisions taken by a majority of the Directors present at a meeting of the Board of Directors, where a quorum is constituted, will be considered as acts of the Board of Directors as if those decisions were considered and accepted by all of the Directors of the Board.

E.	Of the nineteen (19) members of the Board of Directors, ten (10) must be representatives of the community and/or subscribers and not medical doctors or dentists.

F.	Board Meetings

1.	The Board must celebrate at least one annual meeting before the Annual Meeting of Shareholders and any regular and special meetings the Board determines to be necessary.

2.	The Board will meet each month, unless special circumstances force the Chairperson of the Board to change it . The Secretary will notify the Directors in writing the date of said meetings.

3.	The Chairperson of the Board of Directors may convene extraordinary meetings of the Board to be held at the place, date, and time established in the notice to the meeting and for the purposes expressed therein.

4.	In addition, the Chairperson of the Board of Directors will have the obligation to convene the Board of Directors when requested by five (5) members of the Board, ten (10) days after such request is made.

G.	A majority of the total number of Directors will constitute a quorum.

8-5	THE CHAIRPERSON OF THE BOARD OF DIRECTORS

The Chairperson of the Board of Directors will preside over the Shareholders Meetings, the meeting of the Board of Directors, and will assume the duties and responsibilities conferred by the Board of Directors. Among the main duties and responsibilities of the Chairperson are the following:

A.	Represent the Corporation in the name of the Board of Directors in those official acts which he/she will have to attend and will maintain the relationships with the Shareholders of the Corporation and the governmental authorities as part of his/her duties.

B.	Appoint the Directors who are to be members of the Finance Committee, except for its Committee Chair, and the Resolutions and Regulations Committee of the Board of Directors, unless otherwise provided in these By-laws.

C.	Be a member of all of the Committees of the Board of Directors, if he/she complies with the independence criteria adopted and approved by the Board of Directors.

D.	Represent the Corporation at the Shareholders Meetings of the Subsidiary Corporations.

E.	Recommend to the Board of Directors for their consideration, the creation of committees which are not expressly recognized in the By-laws and Regulations, according to the needs of the Corporation.

F.	Inform the Board of Directors about his/her official affairs by virtue of his/her duties and responsibilities.

G.	Assume all other duties and responsibilities that from time to time are conferred by the Board of Directors.

H.	Convene any extraordinary meetings of the Board of Directors that he/she may deem necessary.

8-11	COMMITTEES

The permanent Committees of the Board of Directors will be classified according to their nature and the importance of their duties, as well as the responsibilities delegated to each Committee, and the impact of its tasks in the operation and results of the Corporation. In compliance with the above, the “Core Committees” will be the Corporate Governance Committee, the Audit Committee, the Nominations Committee, the Compensation Committee, and the Finance Committee.

A.	Corporate Governance Committee

The Board of Directors shall appoint at least five (5) Directors to this Committee, one of which shall be the Chairperson of the Board, who shall be the Committee’s Chair.

Each Director that is a member of the Committee shall comply with the independence requirements that have been adopted and approved by the Board of Directors.

The members of the Committee shall meet at least once a year and as many times as deemed necessary. The decisions of the Corporate Governance Committee shall be by a majority of the Directors present at each meeting.

The Committee’s main responsibilities will be to:

1.	Examine the best practices of good corporate governance and ensure that the Corporation complies with said practices. The corporate governance structure:

a.	Establishes the distribution of the rights and responsibilities among the different constituents of the Corporation: the Board of Directors, Management, Shareholders, and any other constituent.

b.	Sets up the rules and procedures in order to make corporate decisions.

2.	Advise the Boards of Directors of the Corporation and its Subsidiary Corporations, as well as their respective Chairs, about the best practices of corporate governance and the conduct of the Directors.

3.	Provide to the Directors of the Corporation with orientation and educational mechanisms that are relevant and pertinent to their duties and responsibilities in the Corporation.

B.	Audit Committee

The Board of Directors shall appoint at least five (5) Directors to this Committee.

Each Director that is a member of the Committee shall comply with the independence requirements that have been adopted and approved by the Board of Directors.

The Chair of this Committee shall be appointed by the Directors that are members of the Committee.

This Committee shall meet at least once every three months and as many times as deemed necessary. The decisions of the Audit Committee shall be by a majority of the Directors present at each meeting.

The Committee’s main responsibilities will be to:

1.	Review and ensure that the Corporation and its Subsidiary Corporations have an adequate internal control structure to safeguard the assets, generate reliable financial information, and assure the compliance with applicable laws and regulations.

2.	Review the activities performed by the Internal Audit Office of the Corporation.

3.	Appoint or terminate the engagement with the external auditors.

4.	Review the results of the audits performed by the regulatory agencies.

5.	Review the consolidated financial reports of the Corporation to be issued or filed with regulatory agencies.

6.	Review and judge the annual report prepared by the external auditors.

7.	Appoint or terminate the Director of the Internal Audit Office.

C.	Nominations Committee

The Board of Directors shall appoint at least seven (7) members of the Board of Directors to this Committee, one of which shall be the Chairperson of the Board.

Each Director that is a member of the Committee shall comply with the independence requirements that have been adopted and approved by the Board of Directors.

The Chair of this Committee shall be appointed by the Directors who are members of the Committee.

The Committee shall meet at least once a year and as many times as deemed necessary. The decisions of the Nominations Committee shall be by a majority of the Directors present at each meeting.

The Committee’s main responsibilities will be to:

1.	Recommend to the Board of Directors the best qualified candidates that can be members of the Board of Directors and fill any vacancy that arises therein .

2.	Develop and periodically review the qualities that any candidate to be named to the Board of Directors should have.

3.	Recommend to the Board of Directors the best qualified candidates to occupy the position of President of the Corporation.

4.	Evaluate annually, or as often as deemed appropriate, the Directors’ performance pursuant to the criteria and objectives that, from time to time, the Board of Directors establishes.

D.	Compensation Committee

The Board of Directors shall appoint at least five (5) Directors of the Board of Directors to this Committee.

Each Director that is a member of the Committee shall comply with the independence requirements that have been adopted and approved by the Board of Directors.

The Chair of this Committee shall be appointed by the Directors who are members of the Committee.

The Committee shall meet at least once a year and as many times as deemed necessary. The decisions of the Compensation Committee shall be by a majority of the Directors present at each meeting.

The Committee’s main responsibilities will be to:

1.	Develop, recommend, and review the compensation policies for the Executive Officers of the Corporation and its Subsidiary Corporations.

2.	Recommend to the Board of Directors the compensation for the Executive Officers of the Corporation and its Subsidiary Corporations.

3.	Recommend to the Boards of Directors of the Corporation and its Subsidiary Corporations those changes to the compensation levels of the Directors of the Corporation and its Subsidiary Corporations that are deemed necessary.

4.	Develop an annual report regarding the compensation of the Board of Directors and the Executive Officers of the Corporation and its Subsidiary Corporations, pursuant to the applicable laws and regulations.

E.	Finance Committee

The Chairperson of the Board of Directors shall appoint to this Committee at least four (4) Directors of the Board. In addition to those Directors, the other members of this Committee shall be the Chairperson of the Board, the President of the Corporation, and the Treasurer of the Board, who shall be the Committee’s Chair.

The Committee shall meet at least once every two months, and as many times as deemed necessary. The decisions of the Finance Committee shall be by a majority of the Directors present at each meeting.

The Committee’s main responsibilities will be to:

1.	Monitor all the financial activities of the Corporation.

2.	Provide guidance to the Board of Directors in all matters that are related to the finances of the Corporation.

3.	Study all recommended changes to the economic structure of the Corporation.

4.	Evaluate the financial procedures of the Corporation.

5.	Develop the investments policy of the Corporation, and review and recommend amendments to the policy, as deemed necessary.

F.	Resolutions and Regulations Committee

The Chairperson of the Board of Directors shall appoint at least five (5) Directors of the Board of Directors to this Committee. In addition to those Directors, the other members of this Committee shall be the Chairperson of the Board and the President of the Corporation.

The Chair of this Committee shall be appointed by the Chairperson of the Board of Directors from among the members of the Committee.

This Committee shall meet at least once a year, and as many times as deemed necessary. The decisions of the Resolutions and Regulations Committee shall be by a majority of the Directors present at each meeting.

The Committee’s main responsibilities will be to:

1.	Review the Articles of Incorporation and By-laws of the Corporation, and propose and prepare those resolutions to amend the Articles of Incorporation and By-laws or any other resolution related with other institutional issues.

2.	Evaluate and judge all resolutions that are presented by the Shareholders at the Shareholders Meetings.

3.	Follow up on the status of all resolutions approved by the Shareholders at the Shareholders Meetings.

G.	General Provisions for all Committees

1.	Each of the Committees established by these By-laws shall adopt a Charter in order to govern its actions and to discharge its duties and responsibilities. The Committees shall periodically review their respective Charters, in order to make the necessary changes to achieve its purposes. The Charters, as well as any amendment thereto, shall be approved by the Board of Directors.

2.	All Committees shall keep records of their meetings.

3.	The Chair of each Committee may convene special meetings, as deemed necessary.

4.	The Chairperson of the Board of Directors may, from time to time, request the advice of any of the Committees of the Board, as needed.

5.	The President of the Corporation shall be a member of all Committees, except the Audit Committee and those Committees where he/she does not comply with the independence requirements that have been adopted and approved by the Board of Directors.

H.	The Board of Directors or its Chairperson may create any other Committee which they deem necessary for the proper operation of the Corporation’s business.

Position of the Board of Directors

The Board of Directors recommends that you vote In Favor of this Resolution.

Reasons for Voting in Favor of the Resolution

The Board of Directors is proposing substantial changes to the existing structure of its Core Committees, in order to modernize and ensure that said structure is consistent with good corporate governance practices.

Pursuant to the Sarbanes-Oxley Act of 2002, the United States Congress promoted the establishment of certain changes in the operation, corporate governance, and management of corporations subject to federal regulations. During the year 2003, the SEC approved rules which regulated, among others, the composition and duties of certain committees of a board of directors such as the Corporate Governance Committee, Audit Committee, Nominations Committee, and Compensation Committee.

The SEC adopted, as a requirement, that certain committees of the Board of Directors, such as the Audit Committee, shall only be composed of “independent directors”. In addition, the SEC adopted requirements and particular criteria in determining when a Director complies with the definition of “independent director”, which Triple-S Management has adopted.

The objective of the proposed amendments to Article 8-5 and Article 8-11 of our By-laws is to grant the Board of Directors the ability to adopt good corporate governance principles that are required and recommended. They will also provide the flexibility to incorporate changes that might occur in the area of corporate governance, which is a dynamic and changing area.

Therefore, among the main amendments being proposed is the creation of a new Corporate Governance Committee, which will substitute the current Executive Committee of the Board of Directors, the transfer of authority to designate the Directors that are members of the various committees of the Board of Directors, and fundamental changes in the composition and duties of the Core Committees of the Board of Directors.

The Board of Directors is committed to promoting these amendments to comply with the applicable federal and state legal requirements, while promoting the effective governance of the Corporation. These amendments that are presented for the consideration of our Shareholders will continue placing Triple-S Management in the forefront of those corporations that have a true sense of integrity.

Required Vote

In order for this Resolution to be approved, it must receive the affirmative vote of a majority of the shares issued and outstanding with the right to vote present at the Meeting.

SHAREHOLDERS’ PROPOSALS

The following Resolutions are proposed by Shareholders.

PROPOSAL

RESOLUTION NUMBER 3

Resolution Number 3 is presented by Leslie H. López-Vélez, DDS, shareholder of Triple-S Management, to amend Articles Sixth and Thirteenth, Section “A” of the Articles of Incorporation, and Articles 4-1 and 9-1 of the By-laws of Triple-S Management to reduce the required shares needed in order to approve certain amendments to Article Sixth of the Articles of Incorporation and Article 4-1 of the By-laws from three-fourths (3/4) of the shares issued and outstanding to two-thirds (2/3) of the shares issued and outstanding.

Resolution

Be it resolved, as it is herein resolved, by this Annual Meeting of Shareholders, today, April 25, 2004, in San Juan, Puerto Rico to amend Articles Sixth and Thirteenth, Section “A” of the Articles of Incorporation, and Articles 4-1 and 9-1 of the By-laws of Triple-S Management to reduce the required shares needed in order to approve certain amendments to Article Sixth of the Articles of Incorporation and Article 4-1 of the By-laws from three-fourths (3/4) of the shares issued and outstanding to two-thirds (2/3) of the shares issued and outstanding.

ARTICLES OF INCORPORATION

SIXTH:

A.	Only physicians and dentists may be Shareholders of the Corporation.

Provided, however, that those hospitals, laboratories, and the College of Dental Surgeons of Puerto Rico, that had originally acquired shares of the subsidiary Triple-S, Inc., can convert them into shares of this Corporation. These are: College of Dental Surgeons of Puerto Rico, Bella Vista Hospital, Mennonite Hospital, and the Central Urological Society.

B.	No person may own more than 21 shares of the Corporation.

C.	No person may own five percent (5%) or more of the Corporation’s voting shares issued and outstanding.

THIRTEENTH:

A.	In order to amend these Articles of Incorporation, an affirmative vote of no less than two-thirds (2/3) of the voting shares issued and outstanding are required. Provided, however, that:

1.	The Fifth Article, which provides that the authorized capital may be amended through an affirmative vote of a majority of the Corporation’s voting shares issued and outstanding.

2.	Section C of the Sixth Article, the Seventh Article, and the Section B of the Eleventh Article shall only be amended by an affirmative vote of three-fourths (3/4) of the voting shares of the Corporation issued and outstanding.

B.	Despite the provisions of Chapter 9 (Sales of Assets; Dissolution) and Chapter 10 (Fusion or Consolidation) of the 1995 General Corporations Law, as amended, the approval of the transactions provided for therein shall be done through an affirmative vote of two thirds (2/3) of the Corporation’s voting shares issued and outstanding.

BY-LAWS

CHAPTER 4 – ON THE STOCKS

4-1	SALE OF SHARES

A.	No person may own more than twenty-one (21) shares of the Corporation.

B.	No person may own five percent (5%) or more, of the Corporation’s voting shares issued and outstanding.

C.	The sales of shares will be exclusively limited to physicians and dentists. However, organizations such as hospitals, laboratories, and the College of Dental surgeons of Puerto Rico, who had originally acquired shares of Triple-S, Inc., may continue as stockholders of Triple-S Management Corporation, with all the rights. In addition, the members of the Board of Directors who represent the community will be Shareholders as long as they remain in the Board.

D.	The members of the Board of Directors who represent the community, as long as they remain as members of the Board, will receive one share of the Corporation, free of charge, with the single purpose of qualifying them for the position of Director of the Corporation. Said community representatives shall return the qualifying share that had received when their duties as Directors of the Corporation end.

CHAPTER 9 – AMENDMENTS

9-1	AMENDMENTS

Amendments may be made to the By-laws, unless otherwise provided in the Articles of Incorporation, when the following requirements are complied with and when the proposed amendments have been previously submitted to the Board of Directors and have been included in the Notice for the Shareholders Meeting.

A.	Through a resolution approved by the majority of those shares of the Corporation issued and outstanding with the right to vote which are present at a meeting validly constituted, provided, however, that Articles 4-1, Section “B” , 6-2 and 7-1, Section “b”, shall only be amended by the affirmative vote of three fourths (3/4) of the corporation’s voting shares issued and outstanding which are present at a meeting validly constituted.

B.	The approved amendments will be certified by the Chairperson of the Board of Directors and the Secretary, in triplicate, with the seal of the Corporation.

C.	The amendments to the By-laws approved by the Shareholders at a meeting or by referendum will be distributed to the Shareholders.

Shareholder’s Position and Reasons for Voting in Favor of the Resolution

The Resolution states the reasons that Dr. Leslie H. López-Vélez has to propose and endorse the Resolution.

Position of the Board of Directors

The Board of Directors recommends that you vote In Favor of this Resolution.

Reasons for Voting in Favor of the Resolution

Article Thirteenth “A” of the Articles of Incorporation establishes the required affirmative votes needed to amend the same. The number of affirmative votes needed to amend Article Thirteenth is equal to two-thirds (2/3) of the shares that are issued and outstanding. However, other provisions in the Articles of Incorporation require the number of affirmative votes to be three-fourths (3/4) of the voting shares issued and outstanding in order to amend them. Currently, Article Sixth of the Articles of Incorporation and Article 4-1 of the By-laws require the number of affirmative votes to be three-fourths 3/4) of the voting shares issued and outstanding in order to amend them.

The By-laws incorporate a similar provision. Article 9-1 of the By-Laws also states the required affirmative votes needed to amend it. In this case the number of affirmative votes needed to amend this Article is the majority of those shares of Triple-S Management that are issued and outstanding. Notwithstanding, Section “a” of Article 4-1 shall only be amended by the affirmative vote of three fourths (3/4) of the corporation’s voting shares issued and outstanding.

In many cases, these higher affirmative voting requirements have been incorporated in the Articles of Incorporation and By-laws in response to the licensing requirements of the BCBSA, which requires the number of affirmative votes to be three-fourths (3/4) of the voting shares issued and outstanding in order to amend the disposition that states no person may own five percent (5%) or more of the Triple-S Management’s voting shares issued and outstanding. In these cases, the three-fourths (3/4) affirmative vote requirement cannot be modified and must stay in our Articles of Incorporation and By-laws. In other cases, however, a similar limitation to continue requiring such a high affirmative voting percentage does not exist.

The Board of Directors understands that it is necessary to reduce from three-fourths (3/4) to two-thirds (2/3) the affirmative voting requirements established to amend the Article Sixth of the Articles of Incorporation and Article 4-1 of the By-laws, except for the limits of 5% or more of shares ownership.

As it is well known by our Shareholders, we recently tried to amend the Articles of Incorporation to allow the family members of our Shareholders, who are not physicians or dentists, to be Shareholders of a separate class of shares. In this regard, these persons could have received the future benefits of owning shares of Triple-S Management. However, this amendment did not pass. In our view, its approval was significantly affected by the onerous affirmative voting requirement of three-fourths (3/4) of the voting shares issued and outstanding that is needed to amend Article Sixth of the Articles of Incorporation. Our recommendation to reduce said affirmative voting requirement stems from such experience.

Required Vote

In order for this Resolution to be approved it must receive the affirmative vote of no less than three-fourths (3/4) of the shares issued and outstanding with the right to vote.

PROPOSAL

RESOLUTION NUMBER 4

Resolution Number 4 is presented by Guillermo J. Fernández-Marti, MD, shareholder of Triple-S Management, to recommend to the Board of Directors of Triple-S Management to take the necessary steps for Triple-C, Inc. to obtain the National Committee of Quality Assurance’s (NCQA) accreditation within a time frame of no more than six (6) months in compliance with the petition of the Shareholders made at the Annual Meeting of Shareholders held on April 29, 2001.

Resolution

Whereas:	At the Annual Meeting of Shareholders held on April 29, 2001, a determination established in the year 1998 was reaffirmed, which required Triple-C to take necessary steps to obtain the National Committee of Quality Assurance’s (NCQA) accreditation, as soon as possible.

Whereas:	Today, six (6) years have passed without said accreditation being obtained.

Therefore:	Be it resolved by this Annual Meeting of Shareholders, today, April 25, 2004, to recommend to the Board of Directors of Triple-S Management to take the necessary steps for Triple-C, Inc. to obtain the National Committee of Quality Assurance’s (NCQA) accreditation within a time frame of no more than six (6) months in compliance with the petition of the Shareholders made at the Annual Meeting of Shareholders held on April 29, 2001.

Shareholder’s Position and Reasons for Voting in Favor of the Resolution

Dr. Guillermo J. Fernández-Marti believes that obtaining NCQA accreditation would result in a favorable advantage to Triple-C, Inc. in conducting its business, especially when none of its competitors has obtained such accreditation. In his opinion, such accreditation would significantly help in the marketing of the product in and outside of Puerto Rico.

Position of the Board of Directors

The Board of Directors recommends that you vote Against this Resolution.

Reasons for Voting Against this Resolution

The accreditation from the National Committee of Quality Assurance (NCQA) is voluntary and, therefore, not a contract requirement from ASES, the only managed care client. However, as previously reported, Triple-C, Inc. has methodically taken the necessary steps required in order to obtain such accreditation and made a presentation towards that end to NCQA officers.

NCQA has informed Triple-C, Inc. that based on its structure and operation, it does not meet the eligibility requirements for NCQA’s Managed Care Organization (MCO) accreditation program. More specifically, since Triple-C, Inc. is a third party administrator (TPA), it is not legally and financially responsible for the Health Care Reform (Medicaid) membership.

Triple-S Management would recommend to its subsidiary, Triple-S, Inc, which is legally and financially responsible for the Health Care Reform (Medicaid), to consider the viability of applying for the NCQA accreditation.

Currently, Triple-S’ model of the Health Care Reform actual level of compliance with NCQA standards is approximately 50%. We must responsibly bear in mind that to comply with 100% of the NCQA requirements the model’s budget must be significantly increased.

A corporation needs flexibility and discretion to, according to its budgetary requirements and business plans, pursue this accreditation. To require the obtention of an accreditation that is voluntary on such a short time frame (six months) is impractical and burdensome at this time.

Required Vote

In order for this Resolution to be approved it must receive the affirmative vote of a majority of the shares issued and outstanding with the right to vote present at the Meeting.

OTHER MATTERS

The Board of Directors is not aware of any business that may properly come before the Annual Meeting, other than the proposals indicated in the Proxy Statement.

However, if any new matter requiring the vote of the Shareholders is properly presented before the Annual Meeting of Shareholders, the Proxies may be voted with respect thereto in accordance with the best judgment of the proxy holders.

SHAREHOLDERS’ COMMUNICATIONS

Board Member’s Attendance at Annual Meeting

Triple-S Management strongly encourages its Directors to attend all Shareholders Annual or Special Meetings. It is Triple-S Management’s policy that Board members attend the Annual or Special Meetings of Shareholders unless health, family, or other important personal matters prevents such attendance.

All members of the Board of Directors attended Triple-S Management’s Annual Meeting of Shareholders held on April 27, 2003, except for Dr. Manuel A. Marcial-Seoane, who excused himself due to personal matters.

Communications to the Board Members

Any Shareholder who wishes to communicate with any of Triple-S Management’s Directors regarding matters related to the Corporation may provide correspondence to the Board of Directors at Triple-S Management Corporation.

The communication may be delivered in person or by messenger at the following address: Office of the Secretary of the Board of Directors, Triple-S Management Corporation Principal Office Building, 1441 FD Roosevelt Avenue, Sixth Floor, San Juan, Puerto Rico 00920. The Shareholder may also send the communication by fax at (787) 749-4191 or (787) 706-4023, or by mail at the Office of the Secretary of the Board of Directors, Triple-S Management Corporation, PO Box 363628, San Juan, Puerto Rico 00936-3628.

On November 2003, Triple-S Management established a Shareholders’ Service and Relations Office, located on the sixth floor of the Triple-S Principal Office Building at 1441 F.D. Roosevelt Avenue, San Juan, Puerto Rico. This Office provides information and assistance to Triple-S Management’s Shareholders.

The Board will give appropriate attention to written communications that are submitted by the Shareholders and will respond if and as appropriate. Absent unusual circumstances or as contemplated by Committee Charters and subject to any required assistance or advice from legal counsel, the Chairman of the Board of Directors of Triple-S Management is responsible for monitoring communications from Shareholders and for providing copies or summaries of such communications to the other Directors as he considers appropriate.

Communications are forwarded to all Directors if they relate to important substantive matters or include suggestions or comments that the Chairman of the Board of Directors of Triple-S Management considers important for Directors to know. In general, communications related to corporate governance and long-term corporate strategy are more likely to be forwarded than communications related to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

The Board of Directors has adopted this Shareholders’ communication process to ensure effective communication with the Shareholders.

PROPOSALS OF SHAREHOLDERS TO BE PRESENTED
AT THE 2005 ANNUAL MEETING OF SHAREHOLDERS

Shareholders’ proposals intended to be presented at the 2005 Annual Meeting of Shareholders must be received by the Secretary of the Board of Directors not later than November 26, 2004.

If the proposal meets the applicable legal and statutory requirements, it will be included in the Board of Directors’ Proxy Statement for the 2005 Annual Meeting of Shareholders.

If a Shareholder who otherwise desires to bring a proposal at the 2005 Annual Meeting of Shareholders does not notify the Board of Directors of Triple-S Management of its intent to do so on or before February 8, 2005, then the proposal will be untimely, and the proxies will be able to vote on the proposal in their decision.

The proposals may be delivered in person or by messenger at the following address: Office of the Secretary of the Board of Directors, Triple-S Management Corporation Principal Office Building, 1441 FD Roosevelt Avenue, Sixth Floor, San Juan, Puerto Rico 00920. The Shareholder may also send the proposal by fax at (787) 749-4191 or (787) 706-4023, or by mail to the Office of the Secretary of the Board of Directors, Triple-S Management Corporation, PO Box 363628, San Juan, Puerto Rico 00936-3628.

San Juan, Puerto Rico	By Order of the Board of Directors
March 26, 2004

/s/ Fernando J. Ysern-Borrás, MD	/s/ Jesús R. Sánchez-Colón, DMD

Fernando J. Ysern-Borrás, MD	Jesús R. Sánchez-Colón, DMD
Chairman of the Board of Directors	Secretary of the Board of Directors

APPENDIX A

NOMINATIONS COMMITTEE CHARTER

On November 28, 2003, the Security and Exchange Commission (SEC) published in the Federal Register Disclosure Rules regarding Nominating Committee Functions, which are effective since January 31, 2004. One of these rules requires Triple-S Management Corporation to disclose in its proxy statement a copy of the Nominations Committee Charter as an appendix to the proxy statement at least once every three years.

A.	Name

The Committee’s name is the Nominations Committee.

B.	Purpose

The Nominations Committee’s mission is to ensure that the Board of Directors has the plans, procedures, and resources needed to identify, recruit, and retain Directors and the President and Chief Executive Officer (CEO), who strengthen Triple-S Management Corporation’s (Triple-S Management) capacities and develop its strategic plan.

C.	Committee Procedures and Membership

1.	The Committee will consist of seven or more Directors.

2.	The Board of Directors shall appoint the members of this Committee, one of which shall be the Chairperson of the Board, and will fill vacancies as they arise.

3.	Each Director that is member of the Committee shall comply with the independence requirements that have been adopted and approved by the Board of Directors, who will consider the legal provisions applicable to the Corporation, when approving said requirements.

4.	The Directors that make up the Committee will serve until their successors are named and qualified.

5.	The Committee will meet at least once a year, and as many times as deemed necessary. The decisions of the Nominations Committee will be by a majority of the Directors present at each meeting.

6.	The Committee will establish its own procedural rules except as expressly provide for in this Charter, Triple-S Management’s By-laws, or Triple-S Management’s Corporate Governance Guidelines.

D.	The Committee’s Authority and Responsibilities

1.	The Committee will identify the individuals who are best qualified to become members of the Board of Directors, and will present to the Board the potential candidates to be nominated by the Board at the Shareholders Annual Meetings, as well as those who might occupy any vacancies in the Board that might arise for any reason.

2.	The Committee will develop and periodically review qualifying criteria to be Directors of the Board, and will be responsible to seek, interview, and recommend those best qualified potential candidates to be members of the Board. Throughout this process, the Committee may verify that the selected individuals are informed of Triple-S Management’s standards of ethical norms and the nature of their responsibilities, and demonstrate the following specific qualities or skills: (a) experience or relevant knowledge, (b) time availability and commitment to carry out the duties and responsibilities encompassing such position, (c) good reputation, (d) analytical thinking, (e) ability to work as a team, (f) kinship with other members of the Board and management, (g) independent judgment, and (h) ability to verbalize and present ideas in a rational and eloquent fashion. In addition, the Nominations Committee may include other requirements which it may deem necessary to strengthen Triple-S Management, including the needs of Triple-S Management as vacancies occur. In this way Triple-S Management will be complying with good corporate governance practices.

3.	The Committee will also ensure that Board’s nominees meet all legal, regulatory and statutory requirements that apply to Triple-S Management.

4.	The Committee will annually evaluate, or as often as deemed appropriate, the Directors’ performance, as well as their qualifications and skills for the position pursuant to the criteria and objectives that, from time to time, the Board of Directors establishes. The Committee shall inform the results of their evaluation, as well as their recommendations to the Board of Directors.

5.	The Committee will recommend to the Board of Directors qualified candidates to occupy the position of President of the Corporation.

6.	The Committee will have the authority to hire and terminate the services of any professional third party search firm to identify potential candidates for the position of Director, and to any other position it is given the task to recommend, and will have exclusive authority to approve fees and other contract terms with the professional third party search firm.

7.	The Committee will submit their reports to the Board of Directors, as necessary.

8.	The Committee may create subcommittees and delegate authority to them, as it deems necessary.

E.	Approval

1.	The Committee will review and evaluate the adequacy and effectiveness of this Charter, and will recommend amendments to the consideration and approval by the Board of Directors.

2.	This Charter was approved by the Board of Directors of Triple-S Management Corporation on April 30, 2003. Its amendments were approved by the Board on February 26, 2004.

APPENDIX B

AUDIT COMMITTEE CHARTER

SEC Release No. 34-42266 (effective January 31, 2000) requires companies to disclose in their proxy statement a copy of the Audit Committee Charter as an appendix to the proxy statement at least once every three years.

Purpose

The primary purpose of the Audit Committee (the Committee) of the Board of Directors of Triple-S Management Corporation (the Board) is to assist the Board of Directors of Triple-S Management Corporation and each of the subsidiaries (hereinafter collectively referred to as the Corporation) in fulfilling their oversight responsibilities for the:

•	External financial reporting process, including the preparation of the Corporation’s financial statements and the independent audit thereof.

•	System of internal control over financial reporting process.

•	Internal and external audit processes.

•	Corporation’s process for monitoring legal and regulatory compliance.

•	Appointment of the Director of the Internal Audit Office when such position is vacant.

Committee’s Oversight Function

•	The Management of the Corporation is responsible for the preparation, presentation, and integrity of the Corporation’s financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles, policies, and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations.

•	The Internal Audit Office is responsible for examining and evaluating the adequacy and effectiveness of the internal control systems of the Corporation or its Subsidiaries to ensure (1) the reliability and integrity of information, (2) compliance with the Corporation’s policies, plans, and procedures, as well as applicable laws and regulations, (3) the safekeeping of assets, and (4) the economical and efficient use of resources.

•	The External Auditors are responsible for planning and carrying out a proper audit of the Corporation’s annual financial statements prior to their issuance, the filing with the Securities and Exchange Commission, the review of each quarterly report on Form 10-Q, and other procedures.

The members of the Committee are not full-time employees of the Corporation. While some of them may be accountants or auditors by profession, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on the following:

•	The integrity of those persons and organizations within and outside the Corporation from which it receives information,

•	The accuracy of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors), and

•	The accuracy of the representations made by management as to any information technology, internal audit, and other non-audit services provided by the external auditors to the Corporation.

The external auditors shall annually submit to the Corporation a formal written statement of the fees billed for each of the following categories of services rendered by the external auditors: (1) the audit of the Corporation’s annual financial statements for the most recent fiscal year and reviews of the financial statements included in the Corporation’s Quarterly Reports on Form 10-Q for such fiscal year, (2) information technology consulting services for the most recent fiscal year, in the aggregate and for each service (each separately identifying fees for such services relating to financial information systems design and implementation), and (3) all other services rendered by the external auditors for the most recent fiscal year, in the aggregate and by each service.

The Committee may communicate directly with the Boards of Directors of each of the Subsidiaries and require corrective action plans for recommendations included in reports submitted by the Internal or External Auditors, as well as any other matter that is brought to the attention of the Committee.

The Committee must provide an open avenue of communication among External Auditors, financial and senior management, the Internal Audit Office, and the Board.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage External Auditors for special audits, reviews, and other procedures and to retain special counsel and other experts, consultants, or advisors.

Composition of the Audit Committee

The Committee shall be comprised of five or more independent Directors. The Board of Directors of Triple-S Management Corporation will appoint Committee members. The Chair of the Committee shall be appointed by the members of the Committee.

All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member shall be an expert in accounting or related financial management experience and qualify as an Audit Committee Financial Expert, as defined by the Securities and Exchange Commission.

No member of the Committee shall be an officer or employee of the Corporation or its subsidiaries, or have any relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of the member and shall otherwise satisfy the applicable independence requirements under the rules of the New York Stock Exchange, as such requirements are interpreted by the Board in its business judgment.

The Committee must work closely and cooperatively with management, on which it relies for information and resources. Nevertheless, the Committee must remain at arm’s length from the operations so that it can be independent in its judgments and decisions, and can pursue its responsibilities without undue influence.

The Committee shall meet at least once every three months or more frequently, as circumstances dictate. The Committee will invite members of management, auditors, or others to attend meetings and provide pertinent information, as necessary. The Committee shall meet in separate executive sessions at least annually with Management, the Director of the Internal Audit Office and the external auditors to discuss any matters that the Committee or each of these groups believes should be discussed privately.

Members of the Committee may participate in any meeting thereof by means of a conference call or similar communications equipment by means of which all persons participating in the meeting can communicate with each other. A quorum shall consist of a majority of the members of the Committee. The decisions of the Committee shall be adopted by the affirmative vote of a majority of the members of the Committee present at the meeting in which the decision is considered.

Responsibilities and Duties

To fulfill its responsibilities and duties the Committee shall:

I.	External Financial Reporting Process

A.	Review significant accounting and reporting issues, including complex or unusual transactions and highly judgmental areas, and recent professional and regulatory pronouncements, and understand their impact on the financial statements.

B.	Review with management and the external auditors the results of the audit, including any difficulties encountered.

C.	Review the annual financial statements, and consider whether they are complete and reflect appropriate accounting principles, based on the discussion with management and external auditors.

D.	Review other sections of the annual report and related regulatory filings before release, and consider the accuracy and completeness of the information.

E.	Review with management and the external auditors all matters required to be communicated to the Committee under Generally Accepted Auditing Standards.

F.	Understand how management develops interim financial information, and the nature and extent of internal and external auditor’s involvement.

G.	Review and discuss with management and the external auditors the annual audited financial statements and quarterly non-audited financial statements.

H.	Review and discuss the annual and quarterly reports, including the Corporation disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” with management and the external auditors before filing with regulators, and consider whether they are complete and consistent based on the discussion with management and the external auditors.

I.	Discuss with the Corporation’s legal counsel any significant legal matters that may have a material effect on the financial statements and the Corporation’s policy, including material notices to or inquiries received from governmental entities.

II.	System of internal control over financial reporting process

A.	Consider the effectiveness of the Corporation’s internal control over annual and interim financial reporting, including information technology security and control.

B.	Understand the scope of the internal and external auditor’s review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management’s responses.

III.	Internal and External Audit Processes

A.	Internal Audit

1.	Appoint or terminate the Director of the Internal Audit Office.

2.	Review with management and the Director of the Internal Audit Office the charter, plans, activities, staffing, and organizational structure of the internal audit function.

3.	Ensure there are no unjustified restrictions or limitations to their scope.

4.	Review the effectiveness of the internal audit function, including compliance with The Institute of Internal Auditors’ Standards for the Professional Practice of Internal Auditing.

B.	External Audit

1.	Appoint or terminate the engagement with the external auditors.

2.	Oversee the work of External Auditors, including the resolution of disagreements with Management.

3.	Review the external auditors’ proposed audit scope and approach, including coordination of audit efforts with internal audit.

4.	All auditing services (including underwriting comfort letters or statutory audits required for insurance companies) and non-audit services must be pre-approved by the Committee. Pre-approval is not required for non-auditing services if: (a) the aggregate dollar value of such services does not exceed five percent of the total fees paid by the Corporation to the external auditors during the fiscal year in which the non-audit services are provided, (b) such services were not recognized by the Corporation at the time of the engagement to be non-audit services, and (c) such services are promptly brought to the attention of and approved by the Committee prior to the completion of the audit.

5.	Ensure that the external auditors prepare and deliver annually a Statement as to Independence (it being understood that the external auditors are responsible for the accuracy and completeness of this Statement), to be discussed with the external auditors any relationships or services disclosed in this Statement that may affect the objectivity and independence of the external auditors, and to recommend that the Board take appropriate actions in response to this Statement to satisfy itself of the independence of the external auditors.

6.	Obtain from the external auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934, as amended.

7.	Discuss with the external auditors:

a.	All critical accounting policies and practices.

b.	All alternative treatments of financial information within Generally Accepted Accounting Principles that have been discussed with Management.

c.	Other material communications between the independent auditor and Management, including the Management letter and schedule of unadjusted differences.

IV.	Corporation’s Process for Monitoring Compliance with Laws and Regulations

A.	Receive and review reports from Compliance Officers of the Corporation.

B.	Review the effectiveness of the system for monitoring compliance with the laws and regulations, and the results of management’s investigation and follow-up (including disciplinary action) of any instances of non-compliance.

C.	Receive and review reports for any investigation, examination or audits by regulatory agencies.

D.	Obtain regular updates from management and the Corporation’s legal counsel regarding compliance matters.

V.	Other Responsibilities

A.	Receive, retain, and treat complaints regarding questionable accounting, internal control or auditing matters.

B.	Regularly report to the Board about Committee activities, issues, and related recommendations.

C.	Provide an open avenue of communication among internal auditors, the external auditors, and the Board.

D.	Review any other reports the Corporation issues related to Committee responsibilities.

E.	Perform other activities related to this charter as requested by the Board.

F.	Institute and oversee special investigations as needed.

G.	Annually review and assess the adequacy of the Committee Charter, requesting Board approval for proposed changes.

H.	Prepare any report or other disclosures, including any recommendation of the Committee, required by the rules of the Securities and Exchange Commission to be included in Triple-S Management’s annual proxy statement.

I.	Confirm annually that all responsibilities outlined in this Charter have been carried out.

J.	The Board will evaluate the Committee’s and individual members’ performance on a regular basis.

Approval

A.	This Charter has been reviewed by the Committee and approved by the Board of Directors of Triple-S Management Corporation to establish the purpose of the Audit Committee of the Board of Directors, and to specify its objectives and responsibilities.

B.	This Charter shall be reviewed at least annually.

C.	This Charter was approved by the Board of Directors of Triple-S Management Corporation on October 3, 2002. Its amendments were approved by the Board on February 26, 2004.

PROXY FORM OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS OF TRIPLE-S MANAGEMENT CORPORATION
TO BE HELD ON SUNDAY, APRIL 25, 2004

The Board of Directors of Triple-S Management Corporation solicits this Proxy.

The undersigned, Shareholder of Triple-S Management Corporation (“Triple-S Management”), hereby appoints Dr. Fernando J. Ysern-Borrás, Dr. Valeriano Alicea-Cruz, Mr. José Arturo Álvarez-Gallardo, Mr. Mario S Belaval-Ferrer, Dr. Arturo R. Córdova-López, Mr. José Davison-Lampón, Dr. Porfirio E. Díaz-Torres, Ms. Sonia Gómez de Torres, Mr. Héctor Ledesma-Rodríguez, Mr. Vicente J. León-Irizarry, Mr. Juan José León-Soto, Dr. Fernando L. Longo-Rodíguez, Dr. Wilfredo López-Hernández, Dr. Manuel A. Marcial-Seoane, Dr. Wilmer Rodríguez-Silva, Mr. Ramón M. Ruiz-Comas, Dr. Jesús R. Sánchez-Colón, Ms. Adamina Soto-Martínez, and Mr. Manuel Suárez-Méndez, or any one of them, each with full power of substitution, to be the proxy holder, to represent the undersigned, and to vote and act with respect to all shares that the Shareholder would be entitled to vote, at the Annual Shareholders Meeting of Triple-S Management to be held on Sunday, April 25, 2004 at 9:00 am at the Condado Plaza Hotel, San Juan, Puerto Rico, or at in any adjournment, recess, or deferment thereof, on all matters which come at the Annual Meeting, and on any other business that may come before the Annual Meeting, with all powers the undersigned would possess if personally present.

The matters to be considered at the Annual Meeting are described in this Proxy Form and are discussed in detail in the Proxy Statement attached hereto. The Proxy Statement is incorporated herein by reference. This Proxy replaces any other proxy granted previously by the undersigned.

The undersigned instructs the abovementioned proxy holders, any one of them or their substitutes, to vote in the manner indicated herein with regards to the matters to be considered at the Annual Meeting. If the undersigned does not indicate any choice of vote with regards to the Election of Directors Proposal and Resolutions 1, 2, 3, and 4, the Board of Directors will vote in favor of the Election of Directors and Resolutions 1, 2, and 3, and against Resolution 4, and in respect to any other business before the Annual Meeting, according to their best judgment. The Board of Directors is not aware of any other matters than those indicated in this Proxy. PLEASE INDICATE YOUR VOTE.

PLEASE SIGN, DATE, AND DELIVER THE PROXY

In Person or By Messenger:
Office of the Secretary of the Board of Directors
Triple-S Management Corporation Principal Office
1441 FD Roosevelt Avenue, Sixth Floor
San Juan, Puerto Rico 00920.

By Mail:
Office of the Secretary of the Board of Directors
Triple-S Management Corporation
PO Box 363628
San Juan, Puerto Rico 00936-3628.

By Fax:
(787) 749-4191 or (787) 706-4023

PROXY FORM OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
TRIPLE-S MANAGEMENT CORPORATION TO BE HELD ON SUNDAY, APRIL 25, 2004

ELECTION OF DIRECTORS

(1)	Fernando J. Ysern-Borrás, MD (physician)

(2)	Ramón M. Ruiz-Comas, CPA (President & CEO)

(3)	Mario S Belaval-Ferrer (community representative)

(4)	José Davison-Lampón, Esq. (community representative)

(5)	Manuel Suárez-Méndez, PE (community representative)

(6)	Carmen Ana Culpeper-Ramírez (community representative)

(7)	Manuel Figueroa-Collazo, PhD (community representative)

(8)	Miguel Nazario-Franco (community representative)

[ ]	VOTE FOR all nominees

[ ]	VOTE WITHHELD FOR all nominees

[ ]	VOTE FOR ALL, EXCEPT for the following nominee(s):

(Write, in the space provided below, the names of those nominees for whom you do not wish to vote.)

Proposal	Yes	No	Abstain
RESOLUTION NUMBER 1 is presented by the Board of Directors of Triple-S Management to amend Article Eighth of the Articles of Incorporation and Article 4-2 of the By-laws of Triple-S Management to allow a Shareholder to transfer, without consideration, all or part of his/her shares to any other physician or dentist, regardless of the person being a descendant of the Shareholder, and subsequently register said shares in the books of Triple-S Management, provided said physician or dentist complies with the twenty-one (21) share limit requirement.

RESOLUTION NUMBER 2 is presented by the Board of Directors of Triple-S Management to amend Articles 8-1, 8-5, and 8-11 of the By-laws of Triple-S Management to change the time when the Board of Directors shall meet and to modify certain duties of the Chairperson of the Board of Directors, substitute the Executive Committee of the Board of Directors for a Corporate Governance Committee, assign duties and members to the Corporate Governance Committee, and establish and modify the duties of the other Committees of the Board of Directors.

RESOLUTION NUMBER 3 is presented by Leslie H. López-Vélez, DDS, shareholder of Triple-S Management, to amend Articles Sixth and Thirteenth, Section “A” of the Articles of Incorporation, and Articles 4-1 and 9-1 of the By-laws of Triple-S Management to reduce the required shares needed in order to approve certain amendments to Article Sixth of the Articles of Incorporation and Article 4-1 of the By-laws from three-fourths (3/4) of the shares issued and outstanding to two-thirds (2/3) of the shares issued and outstanding.

RESOLUTION NUMBER 4 is presented by Guillermo J. Fernández-Marti, MD, shareholder of Triple-S Management, to recommend to the Board of Directors of Triple-S Management to take the necessary steps for Triple-C, Inc. to obtain the National Committee of Quality Assurance’s (NCQA) accreditation within a time frame of no more than six (6) months in compliance with the petition of the Shareholders made at the Annual Meeting of Shareholders held on April 29, 2001.

This Proxy is executed on the date indicated below and is valid for the Annual Shareholders Meeting of Triple-S Management, to be held on Sunday, April 25, 2004, or at any adjournment, recess, or deferment thereof.

In witness whereof, I sign this Proxy on this          day of          2004.

Signature of the Shareholder	Amount of Shares

Name of the Shareholder	Number of Participant in Triple-S, Inc.